UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

LIGHTPATH TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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LightPath Technologies, Inc.

Annual Meeting of Stockholders

January 26, 2017

Notice and Proxy Statement

Dear LightPath Stockholder:	December 16, 2016

I am pleased to invite you to the Annual Meeting of the Stockholders of LightPath Technologies, Inc. The meeting will be held on Thursday, January 26, 2017 at 11:00 a.m. EST at the Hyatt Regency Orlando International Airport Hotel located at 9300 Airport Boulevard, Orlando, Florida 32827. The purpose of the Annual Meeting is to vote on the following:

1.          To elect Class I directors to the Company’s Board of Directors;

2.          To hold a stockholder advisory vote on the compensation of our named executive officers disclosed in this proxy statement under the section titled “Executive Compensation,” including the compensation tables and other narrative executive compensation disclosures therein, required by Item 402 of Securities and Exchange Commission Regulation S-K (a “say-on-pay” vote);

3.          To hold a stockholder advisory vote on the frequency that stockholder advisory votes to approve the compensation of our named executive officers will be taken (a “say on-frequency” vote);

4.          To ratify the selection of BDO USA LLP as our independent public accountant; and

5.          To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

You will also have the opportunity to hear what has occurred in our business during the past year and to ask questions.

The enclosed Notice and Proxy Statement contain details concerning the foregoing items and any other business to be conducted at the Annual Meeting. Other detailed information about us and our operations, including our audited financial statements, are included in our Annual Report on Form 10-K (the “Annual Report”), a copy of which is enclosed. We urge you to read and consider these documents carefully.

We hope you can join us at the meeting. Whether or not you expect to attend, please read the enclosed Proxy Statement, mark your votes on the enclosed proxy card, sign and date it, and return it to us in the enclosed postage-paid envelope. Your vote is important, so please return your proxy card promptly.

Sincerely,
Robert Ripp
Chairman of the Board

2603 Challenger Tech Court, Suite 100 * Orlando, Florida USA 32826 * 407-382-4003

LIGHTPATH TECHNOLOGIES, INC.

2603 Challenger Tech Court, Suite 100

Orlando, Florida USA 32826

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On Thursday, January 26, 2017

Dear Stockholder,

You are cordially invited to attend the Annual Meeting of Stockholders of LightPath Technologies, Inc., a Delaware corporation. The meeting will be held on Thursday, January 26, 2017 at 11:00 a.m. EST at the Hyatt Regency Orlando International Airport Hotel located at 9300 Airport Boulevard, Orlando, Florida 32827. The purpose of the Annual Meeting is to vote on the following:

1.          To elect Class I directors to the Company’s Board of Directors;

2.          To hold a stockholder advisory vote on the compensation of our named executive officers disclosed in this proxy statement under the section titled “Executive Compensation,” including the compensation tables and other narrative executive compensation disclosures therein, required by Item 402 of Securities and Exchange Commission Regulation S-K (a “say-on-pay” vote);

3.          To hold a stockholder advisory vote on the frequency that stockholder advisory votes to approve the compensation of our named executive officers will be taken (a “say on-frequency” vote);

4.          To ratify the selection of BDO USA LLP as our independent public accountant; and

5.          To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Only stockholders of record at the close of business on December 1, 2016 will be entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof.

Whether or not you expect to attend the meeting, please complete, date, sign, and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. You may attend the Annual Meeting and vote in person even if you have previously voted by proxy. Please note that if a broker, bank or other nominee holds your shares of record, and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

By Order of the Board of Directors,
J. James Gaynor
President & Chief Executive Officer
Orlando, Florida
December 16, 2016

LIGHTPATH TECHNOLOGIES, INC.

2603 Challenger Tech Court, Suite 100

Orlando, Florida USA 32826

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

To be held January 26, 2017

This proxy statement, and the enclosed proxy card, is solicited by the Board of Directors (the “Board”) of LightPath Technologies, Inc., a Delaware corporation, for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held Thursday, January 26, 2017 at 11:00 a.m. EST, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at 11:00 a.m. EST at the Hyatt Regency Orlando International Airport Hotel located at 9300 Airport Boulevard, Orlando, Florida 32827.

References in this proxy statement to “LightPath”, “we”, “us”, “our”, or the “Company” refers to LightPath Technologies, Inc.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 26, 2017.

This proxy statement, the enclosed proxy card, and the Annual Report for the fiscal year ended on June 30, 2016, are all available on our website at www.lightpath.com. With respect to the Annual Meeting and all of our future stockholder meetings, please contact Dorothy Cipolla at 1-800-472-3486 ext. 305, or dcipolla@lightpath.com, to request a copy of the proxy statement, annual report or proxy card, or to obtain directions to such meeting.

Why am I receiving these materials?

A proxy statement is a document the regulations of the Securities and Exchange Commission (“SEC”) require us to give you when we ask you to sign a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the stock you own and are entitled to vote. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. We have designated Robert Ripp, Chairman of the Board, as proxy for the Annual Meeting.

You are receiving this proxy statement and the enclosed proxy card because our Board is soliciting your proxy to vote at the Annual Meeting. This proxy statement provides you with information on the matters to be voted on at the Annual Meeting as well as instructions on how to vote.

We intend to mail this proxy statement and accompanying proxy card on or about December 16, 2016 to all stockholders of record entitled to vote at the Annual Meeting.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on December 1, 2016 (the “Record Date”) will be entitled to vote at the Annual Meeting. On the Record Date, there were 15,653,258 shares of Class A common stock (our only class of common stock) outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on the Record Date your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted. Even if you complete and return your proxy card, you may still vote in person if you are able to attend the Annual Meeting.

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Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

The following matters are scheduled for the Annual Meeting: (i) the election of two Class I directors to our Board; (ii) an advisory vote of the compensation of our named executive officers disclosed in this proxy statement under the section titled “Executive Compensation,” including the compensation tables and other narrative executive compensation disclosures therein, required by Item 402 of SEC Regulation S-K (a “say-on-pay” vote); (iii) an advisory vote on the frequency that stockholder advisory votes to approve the compensation of our named executive officers will be taken (a “say-on-frequency” vote); and (iv) the ratification of the selection of BDO USA LLP as our independent public accountant. A vote may also be held on any other business as may properly come before the Annual Meeting or any postponement or adjournment thereof, although there is no other business anticipated to come before the Annual Meeting.

Why is it important for me to vote?

If you are the beneficial owner of shares held in “street name” by a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not direct your broker how to vote your shares, the broker will be entitled to vote the shares with respect to “discretionary” items but will not be permitted to vote the shares with respect to “non-discretionary” items (resulting in a “broker non-vote”). The ratification of the appointment of our independent public accountant under Proposal No. 4 is a “discretionary” matter. The election of directors under Proposal No. 1, the say-on-pay vote under Proposal No. 2 and the say-on-frequency vote under Proposal No. 3 are “discretionary” items.

What are my voting choices for each of the items to be voted on at the Annual Meeting?

Item No.	Voting Choices and Board Recommendation
Item 1: Election of Director Nominees	● Vote “For” any or all of the nominees listed ● Vote “Withhold” to withhold your vote for any or all of the nominees listed The Board recommends voting “For” all of the nominees listed.
Item 2: Approve the compensation of our named executive officers

●     Vote “For” the approval of the compensation of our named executive officers

●     Vote “Against” the approval of the compensation of our named executive officers

●     Abstain from voting on this item

The Board recommends voting “For” the approval of the compensation of our named executive officers.

Item 3: Determine the frequency of our say-on-pay vote

●     Vote “Every 1 year” to hold the say-on-pay vote annually

●     Vote “Every 2 years” to hold the say-on-pay vote every two years

●     Vote “Every 3 years” to hold the say-on-pay vote every three years

●     Abstain from voting on this item

The Board recommends voting “Every 3 years” to hold the say-on-pay vote every three years.

Item 4: Ratification of the appointment of BDO USA LLP as our independent public accountant

       Vote “For” the ratification of the appointment

       Vote “Against” the ratification of the appointment

       Abstain from voting on this item

The Board recommends voting “For” the ratification of the appointment of BDO USA LLP as our independent public accountant.

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How do I vote?

You may vote your shares as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy using the enclosed proxy card.

●	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

●	To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is counted. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

If you fail to complete a proxy card or provide your broker with voting instructions at least ten days before the meeting, your broker will be unable to vote on the non-discretionary matters. Your broker may use his or her discretion to cast a vote on any other routine or discretionary matter.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of Class A common stock you owned as of the Record Date.

What if I return a proxy card but do not make specific choices?

You should specify your choice for each matter on the proxy card. If you return a signed and dated proxy card without marking any voting selections, your shares will be voted:

●	FOR the nominees listed under Item No. 1;

●	FOR the compensation of our named executive officers under Item No. 2;

●	FOR “Every 3 years” for approval of the frequency that stockholder advisory votes to approve the compensation of our named executive officers occurs under Item No. 3; and

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●	FOR the ratification of BDO USA LLP, as our independent public accountant under Item No. 4.

If any other matter is properly presented at the meeting, your proxy (the individual named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. We have hired Alliance Advisors, LLC, a proxy solicitation firm, to assist us in soliciting proxies for a fee of approximately $6,000 plus reasonable out-of-pocket expenses and contact fees, which we currently estimate will be an additional $9,000, for an aggregate total of approximately $15,000. In addition to these mailed proxy materials, our directors, officers, and employees may also solicit proxies by mail, in person, by telephone, or by other means of communication. Directors, officers, and employees will not be paid any additional compensation for soliciting proxies. We will also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign, and return each proxy card to ensure that all of your shares are voted.

What is “householding”?

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy the delivery requirements for proxy statements with respect to two or more security holders sharing the same address by delivering a single proxy statement addressed to those security holders. This process, which is commonly referred to as “householding,” potentially means convenience for security holders and cost savings for companies.

A number of brokers with account holders who are LightPath stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker and also notify us by sending your written request to Investor Relations, LightPath Technologies, Inc., 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826 or by calling Investor Relations at 407-382-4003, ext. 314. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should also contact their broker and notify us in writing or by telephone.

Can I revoke or change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. You may revoke your proxy by:

●          completing, signing, and submitting a new proxy card with a later date;

●          sending written notice of revocation to our Secretary at 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826 in time for her to receive it before the Annual Meeting; or

●          voting in person at the Annual Meeting. Simply attending the meeting will not, by itself, revoke your proxy.

Who will count votes?

Votes will be counted by the inspector of elections appointed for the Annual Meeting. The inspector of elections will also determine the number of shares outstanding, the voting power of each, the number of shares represented at the Annual Meeting, the existence of a quorum, and whether or not the proxies and ballots are valid and effective.

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What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum exists if at least a majority of the issued and outstanding shares of Class A common stock entitled to vote is present at the Annual Meeting (in person or represented by proxy). On the Record Date, there were 15,653,258 outstanding shares of Class A common stock (including all restricted stock awards at such date) entitled to vote. Thus, 7,826,630 shares must be present at the Annual Meeting (in person or represented by proxy) to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy card or vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the shares entitled to vote and present at the Annual Meeting (in person or represented by proxy) may adjourn the meeting to another date.

How many votes are needed to approve the items?

Item No. 1, is determined by a plurality of the votes of the shares present in person or by proxy and entitled to vote at the election of directors at the Annual Meeting. “Plurality” generally means that the individuals getting the highest number of votes will be elected. In uncontested elections, nominees will be elected, provided, that there is a quorum and stockholders vote. A properly executed proxy marked “Withhold” with respect to the election of a director will not be voted with respect to the director nominee. A properly executed proxy marked “For” will be voted with respect to the director nominee. All properly executed proxies, including those marked “Withhold,” will be counted for purposes of determining whether there is a quorum.

With regard to Item No. 2, the say-on-pay vote, a majority of the votes cast at the meeting will approve, on an advisory basis, our named executive officer compensation as disclosed in the proxy statement under the section titled “Executive Compensation”, including the compensation tables and other narrative disclosures therein, required by Item 402 of SEC Regulation S-K.

With regard to Item No. 3, the say-on-frequency vote, the frequency choice receiving a plurality of the votes cast at the meeting will determine how often stockholders will vote, on an advisory basis, on named executive officer compensation.

With regard to Item No. 4, the affirmative vote of a majority of the shares having voting power represented at the Annual Meeting, in person or by proxy, is required to ratify the appointment of BDO USA LLP as our independent public accountant.

How are abstentions and broker non-votes counted?

Abstentions: If a stockholder abstains from voting on an item, the shares are considered present and entitled to vote at the Annual Meeting. Therefore, abstentions will count toward determining whether or not a quorum is present. Under Delaware law, a proxy marked “abstain” is not considered a vote cast. Accordingly, an abstention will have no effect on the election of the director nominees under Item No. 1, as the nominees are elected by a plurality, or on the advisory say-on-frequency vote under Item No. 3, as the frequency receiving a plurality of votes cast will determine how often stockholders vote. Abstentions on proposals that require the affirmative vote of a majority of the shares having voting power represented at the Annual Meeting, in person or by proxy will, in effect, be a vote against such matter. Accordingly, an abstention will have the same effect as a vote against the items to be voted on under Item Nos. 2 and 4.

Broker Non-Votes: A broker “non-vote” occurs when a nominee/broker holding shares for a beneficial owner does not vote on a particular matter because the nominee/broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Broker non-votes are considered present and entitled to vote at the Annual Meeting. Therefore, broker non-votes will count toward determining whether a quorum is present. For voting purposes, a broker non-vote will not be counted as a vote cast with respect to a plurality voting standard, and, therefore, will have no effect on the outcome of Item Nos. 1 and 3. With respect to Item No. 2, a broker non-vote is not considered entitled to vote, and, therefore, will have the effect of reducing the absolute number, but not the percentage, of affirmative votes needed to pass such proposal. A broker will continue to have discretion to vote uninstructed shares on the ratification of the appointment of the independent public accountant under Item No. 4.

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How can I find out the results of the voting at the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will report the final voting results in a Current Report on Form 8-K filed with the SEC within four business days following such results becoming final.

When are stockholder proposals for the 2018 Annual Meeting due?

Stockholders interested in presenting a proposal to be considered for inclusion in next year’s proxy statement and form of proxy may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), and our Bylaws. To be considered for inclusion, stockholder proposals must be submitted in writing to the Corporate Secretary, LightPath Technologies, Inc., 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826 before August 19, 2017, which is 120 calendar days prior to the anniversary of the mailing date of this proxy statement, and must be in compliance with all applicable laws and regulations.

If a stockholder wishes to present a proposal at the 2018 Annual Meeting, but the proposal is not intended to be included in the Company’s proxy statement relating to the meeting, or nominate a director for election at the 2018 Annual Meeting, the stockholder must give advance notice to the Company prior to the deadline for such meeting determined in accordance with the Bylaws (the “Bylaw Deadline”). Under our Bylaws, in order for a proposal to be timely, it must be received by us no earlier than 120 days prior to the anniversary of the 2017 Annual Meeting, or September 28, 2017, and no later than 90 days prior to the anniversary date of the 2017 Annual Meeting, or October 28, 2017. If a stockholder gives notice of such a proposal after the Bylaw Deadline, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the meeting or nominate a director for election at the meeting.

If a stockholder fails to meet these deadlines or fails to satisfy the requirements of SEC Rule 14a-4, the persons named as proxies will be allowed to use their discretionary voting authority to vote on any such proposal or nomination as they determine appropriate if and when the matter is raised at the 2018 annual meeting.

How do I get a copy of the exhibits filed with our Annual Report on Form 10-K, as amended?

A copy of our Annual Report for the fiscal year ended June 30, 2016, and consolidated financial statements, has been delivered to you with this proxy statement. We will provide copies of the exhibits filed with our Annual Report on Form 10-K, as amended, upon written request if you are a stockholder as of the Record Date. Requests for such copies should be directed to Investor Relations at 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826. In addition, copies of all of our electronically filed exhibits may be reviewed and printed from the SEC website at http://www.sec.gov under the EDGAR archives section.

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ITEM NO. 1

ELECTION OF DIRECTORS

Our Board is divided into three classes, denoted as Class I, Class II and Class III, serving staggered three-year terms with one class elected at the annual meeting of stockholders. The current Board consists of:

Class I	Class II	Class III
Robert Ripp J. James Gaynor	Sohail Khan Dr. Steven Brueck M. Scott Faris	Louis Leeburg Craig Dunham

Pursuant to the Company’s Certificate of Incorporation and Bylaws, the current Board or the stockholders may nominate persons for election to the Board. The Board nominates Robert Ripp and J. James Gaynor, who are both current members of the Board, to serve as Class I directors for a term ending at the third successive annual meeting of stockholders following this Annual Meeting, or until their successors have been duly elected and qualified.

If any of the nominees becomes unable or unwilling to serve as a director before the Annual Meeting, an event which is not presently anticipated, the individual named as proxy on the proxy card may exercise discretionary authority to vote for substitute nominees proposed by the Board, or, if no substitute is selected by the Board prior to or at the Annual Meeting, for a motion to reduce the present membership of the Board to the number of nominees available.

THE BOARD RECOMMENDS VOTING “FOR”

THE ELECTION OF THE CLASS I DIRECTOR NOMINEES

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Each of our directors serves until his or her successor is elected and qualified. Currently, we have seven directors. The Class I directors’ term expires at this Annual Meeting. The Class II directors’ term expires at the annual meeting of stockholders proposed to be held in fiscal 2019. The Class III directors’ term expires at the annual meeting of stockholders proposed to be held in fiscal 2018. Effective September 6, 2016, Xudong Zhu resigned as a director in order to devote more of his time to his other business interests.

The table below lists each director, each such director’s committee memberships, the chairman of each Board committee, and each such director’s class.

Committees
Name	Audit	Compensation	Finance	Nominating and Corporate Governance	Class
Robert Ripp		☑	☑	☑	I
J. James Gaynor					I
Sohail Khan		☑	☑	☑	II
Steven Brueck	☑				II
Louis Leeburg	☑	☑	☑	☑	III
M. Scott Faris	☑				II
Xudong Zhu			☑		III
Craig Dunham	☑				III
Committee Chairman:	Leeburg	Ripp	Khan	Ripp

The following is an overview of the biographical information for each of our directors and officers, including their age, the year they became directors or officers, their principal occupations or employment for at least the past five years, and certain of their other directorships.

Class I Directors Robert Ripp, 75 Director (Chairman of the Board)

Mr. Ripp has served as one of our directors since 1999 and as Chairman of the Board since November 1999. During portions of fiscal year 2002 he also served as our Interim President and Chief Executive Officer. Previously, Mr. Ripp served on the board of directors of Ace Limited (“Ace”) from March 1993 to June 2016. In January 2016, Ace announced its acquisition of Chubb Limited and changed its name to Chubb Limited. Mr. Ripp also previously served on the board of directors of PPG Industries (“PPG”) from March 2003 to June 2016 and Axiall Corporation (“Axiall”) from February 2013 to June 2016. Ace, PPG, and Axiall all are listed on the New York Stock Exchange. Mr. Ripp has previous management experience, including serving as AMP Incorporated’s Chairman and Chief Executive Officer from August 1998 until April 1999 and as Vice President and Treasurer of IBM of Armonk, New York from 1989 to 1993. Mr. Ripp graduated from Iona College and earned a Master’s degree in Business Administration from New York University. Mr. Ripp’s extensive business, executive management, and financial expertise gained from various executive positions coupled with his ability to provide leadership skills to access strategic plans, business operational performance, and potential mergers and acquisitions, qualify him for service as one of our directors.

J. James Gaynor, 65 President & Chief Executive Officer, Director	Mr. Gaynor has served as our President, Chief Executive Officer, and as a director since January 2008, and, prior to that, served as Interim Chief Executive Officer commencing in September 2007. From July 2006 to September 2007, Mr. Gaynor previously served as our Corporate Vice President of Operations. Mr. Gaynor is also a director of LightPath Optical Instrumentation (Shanghai) Co., Ltd (“LPOI”), our wholly owned subsidiary, located in Jiading, People’s Republic of China, and LightPath Optical Instrumentation (Zhenjiang) Co., Ltd. (“LPOIZ”), our wholly owned subsidiary, located in the New City District, of the Jingsu province of the People’s Republic of China. Mr. Gaynor is a mechanical engineer with over 30 years of business and manufacturing experience in volume component manufacturing in the electronics and optics industries. Prior to joining us, Mr. Gaynor served as Director of Operations and Manufacturing for Puradyn Filter Technologies, the Vice President of Operations and General Manager for JDS Uniphase Corporation’s Transmission Systems Division and has also held various executive positions with Spectrum Control, Rockwell International, and Corning Glass Works. Mr. Gaynor holds a Bachelor’s degree in Mechanical Engineering from the Georgia Institute of Technology and has worked in the manufacturing industries since 1976. His experience includes various engineering, manufacturing, and management positions in specialty glass, electronics, telecommunications components, and mechanical assembly operations. His global business experience encompasses strategic planning, budgets, capital investment, employee development, cost reduction programs with turnaround and startup companies, acquisitions, and management. Mr. Gaynor has an in-depth knowledge of the optics industry gained through over 25 years of working in various capacities in the industry and understands the engineering aspects of our business, due to his engineering background. Mr. Gaynor’s experience and knowledge is necessary to lead us and qualify him for service as one of our directors.

Class II Directors
Sohail Khan, 62 Director	Mr. Khan has served as one of our directors since February 2005. Since September 2015, he has served as the President and Chief Executive Officer of ViSX Systems Inc., a pioneer and leader in media processing semiconductor solutions for video over IP streaming solutions. From May 2013 to July 2014, he served as the Chief Executive Officer and a director of Lilliputian Systems, a developer of portable power products for consumer electronics. From July 2011 to April 2013, he has served as the managing partner of K5 Innovations, a technology consulting venture. He was the President and Chief Executive Officer and a member of the board of directors of SiGe Semiconductor (“SiGe”), a leader in silicon based radio frequency front-end solutions from April 2007 until it was acquired by Skyworks Solutions Inc. in June 2011. Prior to SiGe, Mr. Khan was Entrepreneur in Residence and Operating Partner of Bessemer Venture Partners, a venture capital group focused on technology investments. From 2007 to 2012, Mr. Khan served on the board of directors for Gainspan Corporation. Mr. Khan received a Bachelor of Science in Electrical Engineering from the University of Engineering and Technology in Pakistan. Additionally, he received a Master’s of Business Administration from the University of California at Berkeley. Mr. Khan is currently on the board of directors of Intersil Corporation, which is listed on the NASDAQ Global Select Market and VIXS Systems, Inc. Mr. Khan’s experience in venture financing, specifically technology investments, is an invaluable asset Mr. Khan contributes to the Board composition. In addition, Mr. Khan’s significant experience in executive management, profit and loss management, mergers and acquisitions, and capital raising, as well as his background in engineering qualifies him for service as one of our directors.

Dr. Steven Brueck, 72 Director

Dr. Brueck has served as one of our directors since July 2001. He is a Distinguished Professor Emeritus of Electrical and Computer Engineering and of Physics at the University of New Mexico in Albuquerque, New Mexico, which he joined in 1987. Although he retired in 2014, he remains active as a University of New Mexico Research Professor. From 1986 to 2013, he served as Director of the Center for High Technology Materials. He is a graduate of Columbia University with a Bachelor of Science degree in Electrical Engineering and a graduate of the Massachusetts Institute of Technology where he received his Masters of Science degree in Electrical Engineering and Doctorate of Science degree in Electrical Engineering. Dr. Brueck is a fellow of The Optical Society, the Institute of Electrical and Electronics Engineers, the American Association for the Advancement of Science, and the National Academy of Inventors. Dr. Brueck’s expertise in optics and optics applications, as well as his extensive forty years of research experience in optics, lasers, detectors, lithography, nonlinear optics, and related fields qualify him for service as one of our directors.

M. Scott Faris, 51 Director	Mr. Faris has served as a director of the Company since December 2011. Mr. Faris is an experienced entrepreneur with almost two decades of operating, venture-financing and commercialization experience, involving more than 20 start-up and emerging-growth technology companies. In June 2013, Mr. Faris founded Aerosonix, Inc. (formerly MicroVapor Devices, LLC), a privately held developer and manufacturer of advanced medical devices, and served as its Chief Executive Officer. In 2002, Mr. Faris also founded the Astralis Group, a strategy advisor that provides consulting to start-up companies and, since 2004, Mr. Faris has served as its Chief Executive Officer. In August 2007, Mr. Faris founded Planar Energy, a company that developed transformational ceramic solid state battery technology and products, and served as its Chief Executive Officer until June 2013. Planar Energy is a spin-out of the U.S. Department of Energy’s National Renewable Energy Laboratory. From October 2004 to June 2007, Mr. Faris was a partner with Corporate IP Ventures (formerly known as MetaTech Ventures), an early stage venture fund specializing in defense technologies. Mr. Faris also previously served as the Chairman and Chief Executive Officer of Waveguide Solutions, a developer of planar optical light wave circuit and micro system products, and as a director and Chief Operating Officer of Ocean Optics, Inc., a precision-optical-component and fiber-optic-instrument spin-out of the University of South Florida. Mr. Faris was also the founder and Chief Executive Officer of Enterprise Corporation, a technology accelerator, served as a director of the Florida Seed Capital Fund and Technology Commercialization at the Center for Microelectronics Research, and the chairman of the Metro Orlando EDC. Mr. Farris received a Bachelor of Science degree in Management Information Systems from Penn State University in 1988. Mr. Faris is currently on the board of directors of Open Photonics, Inc. and Aerosonix, Inc., both of which are private companies. Mr. Faris’s significant experience in executive management positions at various optical component companies, his experience in the commercialization of optical and opto-electronic component technology, and his background in optics, technology, and venture capital qualify him for service as one of our directors.

Class III Directors

Louis Leeburg, 62 Director

Mr. Leeburg has served as one of our directors since May 1996. Mr. Leeburg is currently a self-employed business consultant. Since 1993, Mr. Leeburg has served as the senior financial advisor of The Fetzer Institute, and before that he served as the Vice President for Finance. Mr. Leeburg was an audit manager for Price Waterhouse & Co. until 1980. He is a member of Financial Foundation Officers Group and the chairman and trustee for the John E. Fetzer Memorial Trust Fund. Mr. Leeburg received a Bachelor of Science degree in Accounting from Arizona State University. Mr. Leeburg has a broad range of experience in accounting and financial matters. His expertise gained in various roles in financial management and investment oversight for over thirty years, coupled with his knowledge gained as a certified public accountant, add invaluable knowledge to our Board and qualify him for service as one of our directors.

Craig Dunham, 60 Director	Mr. Dunham has served as one of our directors since April 2016, and prior to his appointment to the Board, he served as a consultant to the Board beginning in March 2014. Since March 2015, he has served as an Operating Partner with Clarity Corporate Growth, a merger and acquisition advisory firm, as well as doing business consulting. From May 2011 until March 2015, Mr. Dunham served as the Chief Executive Officer of Applied Pulsed Power Inc. (“APP”), a pulsed power components and systems company near Ithaca, New York. Mr. Dunham currently serves as a director of APP. From 2004 until 2011, Mr. Dunham was President, Chief Executive Officer and director of Dynasil Corporation (“Dynasil”), a NASDAQ listed company. He continues to be a director at Dynasil and is a member of their audit committee. Prior to joining Dynasil, Mr. Dunham spent approximately one year partnering with a private equity group to pursue acquisitions of mid-market manufacturing companies. From 2000 to 2003, he was Vice President/General Manager of the Tubular Division at Kimble Glass Corporation. From 1979 to 2000, he held progressively increasing leadership responsibilities at Corning Incorporated (“Corning”) in manufacturing, engineering, commercial, and general management positions. At Corning, Mr. Dunham delivered results in various glass and ceramics businesses including optics and photonics businesses. Mr. Dunham earned a Bachelor of Science degree in Mechanical Engineering and a Master’s degree in Business Administration from Cornell University. Mr. Dunham’s expertise in executive leadership, financial, operations and management, business acumen, optics/photonics market knowledge, and knowledge of the acquisitions process, qualifies him for service as one of our directors.

Executive Officers Who Do Not Serve as Directors

Dorothy Cipolla, 60 Chief Financial Officer, Secretary and Treasurer	Ms. Cipolla has served as our Chief Financial Officer, Secretary, and Treasurer since February 2006. Ms. Cipolla has also served as a director of LPOI since 2006 and LPOIZ since 2013. From March 2004 to February 2006, Ms. Cipolla was Chief Financial Officer and Secretary of LaserSight Technologies, Inc. (“LaserSight”). Prior to joining LaserSight, she served in various financial management positions. From 1994 to 1999, she was Chief Financial Officer and Treasurer of Network Six, Inc., a NASDAQ-listed professional services firm. From 1999 to 2002, Ms. Cipolla was Vice President of Finance with Goliath Networks, Inc., a privately held network consulting company. From 2002 to 2003, Ms. Cipolla was Department Controller of Alliant Energy Corporation, a regulated utility. She received a Bachelor of Science degree in Accounting from Northeastern University and is a Certified Public Accountant in Massachusetts.

Alan Symmons, 44 Executive Vice President of Operations	Mr. Symmons has served as our Executive Vice President of Operations since February 2015. Previously, Mr. Symmons served as our Vice President of Corporate Engineering beginning in September 2010 and our Director of Engineering from October 2007 to September 2010. Prior to that, Mr. Symmons served as our Opto-Mechanical Manager from October 2006 to October 2007. Prior to joining us, Mr. Symmons was Engineering Manager for Aurora Optical, a subsidiary of Multi-Fineline Electronix (“MFLEX”), dedicated to the manufacture of cell phone camera modules. From 2000 to 2006, Mr. Symmons worked for Applied Image Group – Optics (“AIG/O”), a recognized leader in precision injection molded plastic optical components and assemblies, working up to Engineering Manager. AIG/O was purchased by MFLEX in 2006. Prior to 2000, Mr. Symmons held engineering positions at Ryobi N.A., SatCon Technologies, and General Dynamics. Mr. Symmons has a Bachelor of Science degree in Mechanical Engineering from Rensselaer Polytechnic Institute and a Master’s degree in Business Administration from the Eller School of Management at the University of Arizona.

Meetings of the Board and its Committees

The Board has an Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, and Finance Committee. The entire Board met seven times, including telephonic meetings, during fiscal 2016. All of the directors attended 92% or more of the meetings of the Board and the meetings held by committees of the Board on which they served. All of the then-elected directors attended the 2015 Annual Meeting of Stockholders on January 28, 2015.

It is our policy that all of our directors are required to make a concerted and conscientious effort to attend our annual stockholders’ meeting in each year during which that director serves as a member of the Board.

Audit Committee. The Audit Committee, which consists of Dr. Steven Brueck, M. Scott Faris, Craig Dunham, and Louis Leeburg (Chairman), met six times during fiscal 2016. The meetings included discussions with management and with our independent auditors to discuss our interim and annual financial statements and our annual report, and the effectiveness of our financial and accounting functions and organization.

The Audit Committee acts pursuant to a written charter adopted by the Board, a copy of which is available on our website at www.lightpath.com under the “Investor” tab. The Audit Committee’s responsibilities include, among others, engaging and terminating our independent accountants, overseeing the work of the accountants, and determining the compensation for their engagement(s). The Board has determined that the Audit Committee is comprised entirely of independent members as defined under applicable listing standards set out by the SEC and The NASDAQ Capital Market (the “NCM”). The Board has also determined that at least one member of the Audit Committee, Mr. Leeburg, is an “audit committee financial expert” as defined by SEC rules and qualifies as independent in accordance with the NCM rules. Mr. Leeburg’s business experience that qualifies him to be determined an “audit committee financial expert” is described above.

Compensation Committee. The Compensation Committee, which consisted of Sohail Khan, Robert Ripp (Chairman) and Louis Leeburg, met five times during fiscal 2016. The Compensation Committee reviews and recommends to the Board the compensation and benefits of certain of our executive officers, including the Chief Executive Officer and the Chief Financial Officer, and also administers the Amended and Restated Omnibus Incentive Plan (the “Plan”), pursuant to which incentive awards, including stock options, are granted to our directors, executive officers and key employees. The Compensation Committee acts pursuant to a written charter adopted by the Board, a copy of which is available on our website at www.lightpath.com under the “Investor” tab.

The Compensation Committee is responsible for establishing, implementing and continually monitoring our compensation policies and philosophy. The Compensation Committee is responsible for determining executive compensation, including approving recommendations regarding equity awards to all of our executive officers. However, the Compensation Committee does rely on the annual reviews made by the Chief Executive Officer with respect to the performance of each of our other executive officers. The conclusions reached and recommendations based on these reviews, including with respect to salary adjustments and annual award amounts, are presented to the Compensation Committee. The Compensation Committee can exercise its discretion in modifying any recommended adjustments or awards to executive officers. In the case of the Chief Executive Officer, compensation is determined solely based on the review conducted by the Compensation Committee. Neither the Compensation Committee nor management employed any compensation consultants during fiscal 2016.

The Compensation Committee also annually reviews director compensation to ensure non-employee directors are adequately compensated for the time expended in fulfilling their duties to us, as well as the skill-level required by us of members of the Board. After the Compensation Committee completes their annual review, they make recommendations to the Board regarding director compensation. For fiscal 2016, the Compensation Committee recommended to the Board, and the Board determined, that the cash and stock-based incentive compensation awarded to directors in fiscal 2015 was still appropriate, and thus, no changes were made.

Finance Committee. The Finance Committee, which consists of Sohail Khan (Chairman) Robert Ripp, Xudong Zhu and Louis Leeburg, met two times during fiscal 2016. Dr. Zhu resigned as a director and from the Committee effective September 6, 2016. The Finance Committee acts pursuant to a written charter adopted by the Board, a copy of which is available on our website at www.lightpath.com under the “Investor” tab. The Finance Committee oversees our financial management, including overseeing our strategic and transactional planning and activities, global financing and capital structure objectives and plans, insurance programs, tax structure, and investment program and policies.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee, which consists of Robert Ripp (Chairman), Sohail Khan and Louis Leeburg, met two times during fiscal 2016. The Nominating and Corporate Governance Committee acts pursuant to a written charter adopted by the Board, a copy of which is available on our website at www.lightpath.com under the “Investor” tab. The Nominating and Corporate Governance Committee carries out the responsibilities delegated by the Board relating to our director nominations process and procedures, developing, maintaining, and monitoring compliance with our corporate governance policies, guidelines and activities.

All current committee members are expected to be nominated for re-election to the same committees at the Board meeting to be held immediately following the 2017 Annual Meeting.

Nominations Process and Criteria

The Nominating and Corporate Governance Committee will determine the qualifications, qualities, skills, and other expertise required to be a director and develop and recommend to the Board for its approval, criteria to be considered in selecting nominees for director. They will also identify, recruit, and screen candidates for the Board, consistent with criteria approved by the Board. The Committee considers any director candidates recommended by the Company’s stockholders pursuant to the procedures described in the Company’s proxy statement. The Committee also considers any nominations of director candidates validly made by stockholders in accordance with applicable laws, rules, and regulations, and the provisions of the Company’s charter documents.

Additionally, the Board believes it is not necessary to adopt criteria for the selection of directors. The Board believes that the desirable background of a new individual member of the Board may change over time and that a thoughtful, thorough selection process is more important than adopting criteria for directors. The Board is fully open to utilizing whatever methodology is efficient in identifying new, qualified directors when needed, including using industry contacts of our directors or professional search firms.

There were no fees paid or due to third parties in fiscal 2016 to identify or evaluate or to assist in evaluating or identifying potential nominees to the Board.

Any stockholder wishing to propose that a person be nominated for or appointed to the Board may submit such a proposal, according to the procedure described in the stockholder proposal section on page 6 of this proxy statement, to:

Corporate Secretary

LightPath Technologies, Inc.

2603 Challenger Tech Court, Suite 100

Orlando, Florida 32826

Such correspondence will be timely forwarded to the Chairman of the Nominating and Corporate Governance Committee for review and consideration in accordance with the criteria described above.

Director Independence

In accordance with NCM and SEC rules, the Board affirmatively determines the independence of each director and nominee for election as a director in accordance with guidelines it has adopted, which include all elements of independence set forth in the NCM listing standards. Based on these standards, the Board has determined that each of the following non-employee directors serving during fiscal 2016 is independent and has no relationship with us, except as one of our directors and stockholders.

Robert Ripp	Sohail Khan

Steven Brueck	Louis Leeburg

M. Scott Faris	Craig Dunham

Xudong Zhu

 Dr. Zhu resigned as a director effective as of September 6, 2016.

All of the members of the Audit, Finance, Nominating and Corporate Governance, and Compensation Committees are also independent.

The Board approved an amended and restated Code of Business Conduct and Ethics on April 28, 2016 (the “Code”). The Code applies to all of our employees, officers, and directors including our principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions. The Board also approved an amended and restated Code of Business Conduct and Ethics for Senior Financial Officers (the “Senior Financial Officer Code”), which applies to our Chief Executive Officer, Chief Financial Officer, principal accounting officer, controller, accounting manager, and persons performing similar functions. Copies of the Code and the Senior Financial Officer Code are available on our website at www.lightpath.com under the “Investor” tab or may be obtained free of charge by writing to: Secretary, LightPath Technologies, Inc., 2603 Challenger Tech Court, Suite 100, Orlando, Florida 32826.

Related Party Transactions

When we are contemplating entering into any transaction in which any executive officer, director, nominee or any family member of the foregoing would have any direct or indirect interest, regardless of the amount involved, the terms of such transaction have to be presented to the full Board (other than any interested director) for approval. The Board has not adopted a written policy for related party transaction review but when presented with such transaction, the transaction is discussed by the full Board and documented in the Board minutes.

Since July 1, 2015, the beginning of our last full fiscal year, we have had no related party transactions.

Board Leadership Structure

Our Board has chosen to separate the positions of Chairman and Chief Executive Officer, with Mr. Robert Ripp serving as Chairman and Mr. J. James Gaynor serving as Chief Executive Officer. As Chief Executive Officer and President, Mr. Gaynor is responsible for our day-to-day leadership and performance, with the Board being responsible for setting our strategic direction, as well as overseeing and advising our management. The Board believes that the current independent leadership of the Board by our non-executive Chairman enhances the effectiveness of its oversight of management and provides a perspective that is separate and distinct from that of management.

Role of the Board in Risk Oversight

Our Board is responsible for the oversight of our operational risk management process. Our Board has delegated authority for addressing certain risks, and accessing the steps management has taken to monitor, control and report such risks, to our Audit and Finance Committees. Such risks include risks relating to execution of our growth strategy, the effects of the contracting in the global economy and general financial condition and outlook on customer purchases, component inventory supply, or ability to expand our partner network, communication with investors, certain actions of our competitors, the protection of our intellectual property, sufficiency of our capital, inventory investment and risk of obsolescence, security of information systems and data, integration of new information systems, credit risk, product liability and costs of reliance on external advisors. The Audit or Finance Committee, as applicable, then reports such risks as appropriate to the Board. The Board initiates discussions with appropriate members of our senior management if, after discussion of such risks, the Board determines that such risks raise questions or concerns about the status of operational risks then facing us.

Our Board also relies on our Compensation Committee to address significant risk exposures we face with respect to compensation, including risks relating to retention of key employees, protection of partner relationships, management succession and benefit costs, and, when appropriate, report these risks to the full Board.

Stockholder Communications with the Board

Stockholders and other parties interested in communicating directly with the Board, a committee of the Board, or any individual director, may do so by sending a written communication to the attention of the intended recipient(s) in care of the Corporate Secretary, LightPath Technologies, Inc., 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826. The Corporate Secretary will forward all appropriate communications to chairman of the Audit Committee.

AUDIT COMMITTEE REPORT

The Audit Committee is responsible for, among other things, reviewing and discussing the Company’s audited financial statements with management, discussing with our independent auditors information relating to the auditors’ judgments about the quality of our accounting principles, recommending to the Board that we include the audited financial statements in our Annual Report, and overseeing compliance with the SEC requirements for disclosure of auditors’ services and activities.

Review of Audited Financial Statements

The Audit Committee reviewed our financial statements for the fiscal year ended June 30, 2016, as audited by BDO USA LLP, our independent public accountants, and discussed these financial statements with management. In addition, the Audit Committee has discussed with BDO USA LLP the matters required to be discussed by the Statement on Auditing Standards No. 61, as adopted by the Public Company Accounting Oversight Board (“PCAOB”), as may be modified or supplemented. Furthermore, the Audit Committee has received the written disclosures and the letter from BDO USA LLP required by the Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with BDO USA LLP its independence.

Generally, the members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, or in determining auditor independence. However, the Board has determined that each member of the Audit Committee meets the independence criteria set forth in the applicable rules of the NCM and the SEC, and that at least one member of the Audit Committee, Mr. Leeburg, is an “audit committee financial expert” as defined by SEC rules. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management. Accordingly, the Audit Committee’s oversight does not currently provide an independent basis to determine that management has maintained procedures designed to assure compliance with accounting standards and applicable laws and regulations.

Recommendation

Based upon the foregoing review and discussion, the Audit Committee recommended to the Board that the audited financial statements for the fiscal year ended June 30, 2016, be included in our Annual Report for such fiscal year.

Audit Committee: Louis Leeburg, Chairman Dr. Steven Brueck M. Scott Faris Craig Dunham

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of December 13, 2016, the number and percentage of outstanding shares of our Class A common stock, owned by: (i) each of our directors (which includes all nominees), (ii) each of our named executive officers, (iii) our directors and named executive officers as a group, and (iv) each person known by us to be the beneficial owner of more than 5% of our outstanding Class A common stock. The number of shares of our Class A common stock outstanding as of December 13, 2016 was 15,653,258.

The number of shares beneficially owned by each director, named executive officer, and greater than 5% beneficial owner is determined under SEC rules, and the information is not necessarily indicative of the beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of December 13, 2016, through the exercise of any stock option or other right to purchase, such as a warrant. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. In certain instances, the number of shares listed may include, in addition to shares owned directly, shares held by the spouse or children of the person, or by a trust or estate of which the person is a trustee or an executor or in which the person may have a beneficial interest. The table that follows is based upon information supplied in a questionnaire completed by each named executive officer and director and stockholders beneficially owning greater than 5% of our Class A common stock.

	Securities
	Class A Common Stock			Amount of
				Shares of
				Class A
				Common
				Stock		Percent
	Restricted			Beneficially		Owned
Name and Address (1)	(2)	Unrestricted	Options	Owned		(%)
Robert Ripp, Director	299,907	611,107	30,000	941,014	(3) (4)	5.9%
Louis Leeburg, Director	299,907	67,898	—	367,805		2.3%
Sohail Khan, Director	301,107	—	—	301,107		1.9%
Dr. Steven Brueck, Director	299,907	46,077	—	345,984		2.2%
M. Scott Faris, Director	199,207	—	—	199,207		1.3%
Craig Dunham, Director	108,747	—	—	108,747		*
J. James Gaynor, President & CEO	—	51,504	450,664	502,168	(5)	3.1%
Dorothy Cipolla, CFO, Secretary & Treasurer	—	1,117	145,507	146,624	(6)	*
Alan Symmons, Executive Vice President of Operations	—	4,240	144,586	148,826	(7)	*
All directors and named executive officers currently holding office as a group (9 persons)	1,508,782	781,943	770,757	3,061,482		17.1%

Berg & Berg Enterprises, LLC	—	1,800,898	—	1,800,898		11.5%
Pudong Science and Technology Investment (Cayman) Co., Ltd.	—	2,270,026	—	2,270,026	(8)	14.5%

*Less than 1%

Notes:

(1) Except as otherwise noted, each of the parties listed above has sole voting and investment power over the securities listed. The address for all directors and officers is “in care of” LightPath Technologies, Inc., 2603 Challenger Tech Court, Suite 100, Orlando, Florida 32826. The address for Berg & Berg Enterprises, LLC, as listed on a Schedule 13G filed February 14, 2008, is 10050 Bandley Drive, Cupertino, California, 94014. The address for Pudong Science and Technology (Cayman) Co. Ltd., as filed on a Schedule 13G filed August 15, 2013, is 13 Building, No. 439, Chunxiao Rd., Zhangjiang High-tech Park, Pudong, Shanghai 201203, People’s Republic of China.

(2) Restricted stock units awarded to our directors vest over three years. All directors have elected to defer receipt of the vested shares until after they leave the Board, either by reason of resignation, termination, or otherwise. Therefore, these vested shares remain unissued. All of the director’s unvested restricted stock units will vest upon such director’s resignation or termination from the Board. The amounts of restricted stock set forth above reflects both vested and unvested shares included in the restricted stock unit awards. The amounts of vested shares for each director, other than Mr. Gaynor, are as follow: Mr. Ripp – 226,755, Mr. Leeburg – 226,755, Mr. Khan – 227,955, Dr. Brueck – 226,755, Mr. Faris – 126,055, and Mr. Dunham – 35,595.

(3) Does not include 7,812 shares of Class A common stock which are owned by trusts for Mr. Ripp’s adult children and for which he disclaims beneficial ownership.

(4) Includes 30,000 shares of Class A common stock with respect to which Mr. Ripp has the right to acquire. Mr. Ripp holds options that are currently exercisable for an aggregate of 30,000 shares of Class A common stock.

(5) Includes 450,664 shares of Class A common stock with respect to which Mr. Gaynor has the right to acquire. Mr. Gaynor holds options that are currently exercisable for an aggregate of 450,664 shares of Class A common stock. This amount does not include 118,870 shares of Class A common stock underlying options that remain unvested.

(6) Includes 145,507 shares of Class A common stock with respect to which Ms. Cipolla has the right to acquire. Specifically, Ms. Cipolla holds options that are currently exercisable for an aggregate of 145,507 shares of Class A common stock. This amount does not include 38,152 shares of Class A common stock underlying options that remain unvested.

(7) Includes 144,586 shares of Class A common stock with respect to which Mr. Symmons has the right to acquire. Mr. Symmons holds options that are currently exercisable for an aggregate of 144,586 shares of Class A common stock. This amount does not include 46,739 shares of Class A common stock underlying options that remain unvested.

(8) Pudong Science and Technology Investment (Cayman) Co., Ltd. is wholly owned by Shanghai Pudong Science and Technology Investment Co., Ltd., and for purposes hereof is also deemed as a beneficial owner of the shares.

We do not know of any arrangements which may, at a subsequent date, result in a change-in-control.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act, requires that our directors and executive officers and persons who beneficially own more than 10% of our Class A common stock (referred to herein as the “Reporting Persons”) file with the SEC various reports as to their ownership of and activities relating to our Class A common stock. Except as set forth below, to the best of our knowledge, all Reporting Persons complied on a timely basis with all filing requirements applicable to them with respect to transactions during our most recent fiscal year. In making these statements, we have relied solely on our review of copies of the reports furnished to us, representations that no other reports were required and other knowledge relating to transactions involving Reporting Persons.

Berg & Berg Enterprises, LLC (“Berg”), one of our stockholders who beneficially owns more than 10% of our Class A common stock, advised us that it had not made any filings pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended. During our most recent fiscal year, Berg failed to file three Form 4s that relate to transactions occurring over the span of 14 days, in addition to the initial Form 3, which should have been filed prior to our most recent fiscal year.

EXECUTIVE COMPENSATION

Compensation Philosophy and Objectives

Our compensation policy is designed to attract and retain qualified key executive officers critical to our achievement of reaching and maintaining profitability and positive cash flow, and subsequently our growth and long-term success. To attract, retain, and motivate the executives officers required to accomplish our business strategy, the Compensation Committee establishes our executive compensation policies and oversees our executive compensation practices.

The Compensation Committee believes that the most effective executive compensation program is one that is designed to reward the achievement of our specific annual, short-term and long-term goals, and which aligns executives’ interests with those of the stockholders by rewarding performance that meets or exceeds established goals, with the ultimate objective of improving stockholder value.

It is the objective of the Compensation Committee to have a portion of each named executive officer’s compensation contingent upon our performance as well as upon the individual’s personal performance. Accordingly, each named executive officer’s compensation package is comprised of two elements: (i) base salary, which reflects individual performance and expertise; and (ii) bonus and long-term equity incentive awards, which are tied to the achievement of certain performance goals that the Compensation Committee establishes from time to time. Based on the foregoing objectives, the Compensation Committee has structured compensation of our named executive officers to achieve the business goals set by us and reward our named executive officers for achieving such goals.

The Compensation Committee also evaluates our compensation program to ensure that we maintain the ability to attract and retain superior employees in key positions and that compensation provided to key employees remains competitive relative to the compensation paid to similarly situated executive officers.

In accordance with the advisory “say-on-frequency” vote of our stockholders at the 2011 Annual Meeting of Stockholders, and as determined by the Board, we have included an advisory “say-on-pay” vote in our proxy statement every three years. As set forth in Item No. 3 in this Proxy Statement, our stockholders are provided an opportunity to vote, on an advisory basis, on the frequency that say-on-pay votes will occur in the future. Furthermore, at the Annual Meeting, our stockholders are provided an opportunity to vote, on an advisory basis, on the compensation of our named executive officers. The most recent “say-on-pay” advisory vote occurred at the 2014 annual meeting, at which our stockholders approved, on an advisory basis, the compensation of our named executive officers.

Setting Executive Compensation

In making compensation decisions, the Compensation Committee relies on the following:

●	the annual reviews made by the Chief Executive Officer with respect to the performance of each of our other named executive officers;

●	the annual review conducted by the Compensation Committee with respect to the performance of the Chief Executive Officer;

●	compensation paid to executive officers of other manufacturing companies similar in size and scope as us and our competitors; and

●	our annual performance with respect to our short-term and long-term strategic plan.

There is no pre-established policy or target for the allocation between either cash and non-cash or short-term and long-term incentive compensation. Rather, the Compensation Committee annually reviews information to determine the appropriate level and mix of incentive compensation when determining our executive compensation plan. Based on these factors, the Compensation Committee makes compensation decisions, including salary adjustments, annual bonus awards, and long-term equity incentive awards for our named executive officers.

Retirement Benefits

We offer a qualified 401(k) defined contribution plan. The ability of named executive officers to participate fully in this plan is limited under IRS and ERISA requirements. The 401(k) plan encourages employees to save for retirement by investing on a regular basis through payroll deductions.

Executive Compensation and Risk

Although a substantial portion of the compensation paid to our named executive officers is performance-based, we believe our executive compensation programs do not encourage excessive and unnecessary risk-taking by our named executive officers because these programs are designed to encourage our named executive officers to remain focused on both our short-term and long-term operational and financial goals. We achieve this balance through a combination of elements in our overall compensation plans, including: elements that reward different aspects of short-term and long-term performance; incentive compensation that rewards performance on a variety of different measures; and cash awards and stock option awards, to encourage alignment with the interests of stockholders.

Executive Officer Stock Ownership Requirements

Effective as of January 1, 2016, our Board established certain guidelines requiring that each of our executive officers acquire and maintain a minimum level of ownership of our securities during the period in which he/she is an executive officer. The Board has set the target ownership level at 50% of annual base cash compensation for our Chief Executive Officer and 33% of annual base cash compensation for each of our other executive officers. For purposes of determining ownership levels, all forms of equity and derivative securities, including stock, stock options, restricted stock, and restricted stock units count toward satisfaction of the ownership guidelines. The Board may grant waivers of the guidelines in the event of financial hardship or other good cause. Once an executive officer attains his or her required stock ownership level, he or she will remain in compliance with the guidelines despite future changes in the stock price and base salary, as long as the executive officer’s holdings do not decline below the number of shares at the time the required stock ownership level is met. Each executive officer will have until December 31, 2021, or five years after his/her date of becoming an executive officer, whichever is later, to meet the required ownership level.

Fiscal 2016 Incentive Bonus Program

Our fiscal 2016 incentive bonus program was comprised of two types of awards: (i) awards based on the achievement of specific fiscal year financial objectives of the Company (the “Corporate Performance Award”); and (ii) discretionary awards based on achievement of subjective larger corporate goals (the “Discretionary Performance Award”).

Our incentive bonus program includes different levels of bonus opportunity based on a participant’s position with the Company. For fiscal 2016, Mr. Gaynor was the “level one” participant and Ms. Cipolla and Mr. Symmons were the “level two” participants. Bonus opportunities for level one and level two participants for fiscal 2016 were calculated by applying designated portions of their respective annual base salary amounts to formulas for the Discretionary Performance Award and each of the four components of the Corporate Performance Award.

For fiscal 2016, 75% of Mr. Gaynor’s base salary amount was used to calculate his Corporate Performance Award and 25% of his base salary amount was used to calculate his Discretionary Performance Award. For fiscal 2016, 37.5% of Ms. Cipolla’s and Mr. Symmons’ respective base salary amounts were used to calculate their respective Corporate Performance Awards and 12.5% of their respective base salary amounts were used to calculate their respective Discretionary Performance Awards.

Corporate Performance Awards

In order to determine a participant’s Corporate Performance Award, the portion of such participant’s annual base salary applicable to the Corporate Performance Award calculation (75% in the case of Mr. Gaynor and 37.5% in the case of Ms. Cipolla and Mr. Symmons), was divided by four and the quotient was used as a baseline for determining the bonus for each component of the Corporate Performance Award (for each component, the “Corporate Baseline”). The Corporate Baseline is $52,500, $17,813, and $18,750 for Mr. Gaynor, Ms. Cipolla, and Mr. Symmons, respectively.

Our fiscal 2016 corporate financial objectives upon which the Corporate Performance Awards were based were as follows: (i) revenue growth over that of the prior fiscal year (the “Revenue Component”); (ii) strategic revenue growth (which is based upon the revenues generated by certain product lines and customers specified by the Compensation Committee at the time that the incentive bonus program was established for fiscal 2016) over that of the prior fiscal year (the “Strategic Revenue Component”); (iii) adjusted EBITDA (which is earnings before income, taxes, depreciation, and amortization, as adjusted to exclude the effect of the non-cash income or expense associated with the mark-to-market adjustments related to our June 2012 warrants) (the “Adjusted EBITDA Component”); and (iv) return on assets (adjusted to exclude the effect of the non-cash income or expense associated with the mark-to-market adjustments to our June 2012 warrants) (the “ROA Component”). Each component of the Corporate Performance Award is evaluated independently of the other components, and the Discretionary Performance Award is evaluated independently of the Corporate Performance Award.

Revenue Component

If our total revenue in fiscal 2016 exceeded our total revenue in fiscal 2015, our named executive officers would be entitled to a bonus award under the Revenue Component equal to such officer’s Corporate Baseline multiplied by the sum of (i) 100% plus (ii) the percentage that actual revenue for fiscal 2016 exceeded the actual revenue for fiscal 2015.

Our total revenue in fiscal 2016 was 26.43% higher than that for fiscal 2015. Accordingly, under the formula used to calculate each named executive officer’s Revenue Component bonus (Corporate Baseline x 126.43%), Mr. Gaynor earned $66,375, Ms. Cipolla earned $22,520, and Mr. Symmons earned $23,706.

Strategic Revenue Component

If our total strategic revenue in fiscal 2016 exceeded our total strategic revenue for fiscal 2015, our named executive officers would be entitled to a bonus award under the Strategic Revenue Component equal to such officer’s Corporate Baseline multiplied by the sum of (i) 100% plus (ii) the percentage that actual strategic revenue for fiscal 2016 exceeded the actual strategic revenue for fiscal 2015, up to a maximum growth rate of 50%.

Our strategic revenue in fiscal 2016 was 93% higher than that for fiscal 2015. Accordingly, under the formula used to calculate each named executive officer’s Strategic Revenue Component bonus (Corporate Baseline x 150%), Mr. Gaynor earned $78,750, Ms. Cipolla earned $26,719, and Mr. Symmons earned $28,125.

Adjusted EBITDA Component

In order for our named executive officers to earn a bonus with respect to the Adjusted EBITDA Component, we had to meet or exceed a minimum adjusted EBITDA margin target established by the Compensation Committee for fiscal 2016. The adjusted EBITDA margin was calculated by dividing the fiscal 2016 adjusted EBITDA by the fiscal 2016 revenues and the target was set at 15% for fiscal 2016. If our adjusted EBITDA margin for fiscal 2016 equaled or exceeded the target, then each named executive officer earned a bonus equal to such officer’s Corporate Baseline multiplied by the sum of (i) 100% plus (ii) the percentage that our adjusted EBITDA for fiscal 2016 exceeded our adjusted EBITDA for fiscal 2015, up to a maximum growth rate of 50%. If we did not achieve at least the adjusted EBITDA margin target, or if there was no growth year-over-year in adjusted EBITDA, our officers would not earn a bonus with respect to the Adjusted EBITDA Component.

Our actual adjusted EBITDA margin for fiscal 2016 equaled 15%, which satisfied the adjusted EBITDA margin target requirement. For fiscal 2016, our adjusted EBITDA was 772% higher than that for fiscal 2015. Accordingly, under the formula used to calculate each named executive officer’s Adjusted EBITDA Component bonus (Corporate Baseline x 150%), Mr. Gaynor earned $78,750, Ms. Cipolla earned $26,719, and Mr. Symmons earned $28,125.

ROA Component

The ROA Component was based on achieving a return on assets target of at least 15% for fiscal 2016. If our return on assets for fiscal 2016 equaled or exceeded the target, then the named executive officers would be entitled to a bonus award under the ROA Component equal to such officer’s Corporate Baseline multiplied by 100%.

For fiscal 2016, our actual return on assets rate equaled 15% which met the target. Accordingly, under the formula used to calculate each named executive officer’s ROA Component bonus (Corporate Baseline x 100%), Mr. Gaynor earned $52,500, Ms. Cipolla earned $17,813, and Mr. Symmons earned $18,750.

The following table sets forth (i) each named executive officer’s base salary for fiscal 2016, (ii) the percentage of base salary, and the corresponding Corporate Baseline dollar amount, used in the calculation of the Corporate Performance Award bonus, and (iii) the amount earned for each component of the Corporate Performance Award:

				Bonus Award Earned

Participant	Total 2016 Base Salary ($)	Base Salary for Corporate Performance Award Calculation (%)	Baseline for Each Component of Corporate Performance Award ($)	Revenue ($)	Strategic Revenue ($)	Adjusted EBITDA ($)	ROA ($)
J. James Gaynor	280,000	75	52,500	66,375	78,750	78,750	52,500
Dorothy Cipolla	190,000	37.5	17,813	22,520	26,719	26,719	17,813
Alan Symmons	200,000	37.5	18,750	23,706	28,125	28,125	18,750

Discretionary Performance Awards

In order to determine a participant’s Discretionary Performance Award, the portion of such participant’s annual base salary applicable to the Discretionary Performance Award calculation (25% in the case of Mr. Gaynor and 12.5% in the case of Ms. Cipolla and Mr. Symmons), was used as a baseline for determining the bonus opportunity for the Discretionary Performance Award (the “Discretionary Baseline”). The Discretionary Baseline is $70,000, $47,500, and $50,000 for Mr. Gaynor, Ms. Cipolla, and Mr. Symmons, respectively.

The Discretionary Performance Awards are discretionary awards made by our Compensation Committee that are based on achievement of certain corporate goals set by the Compensation Committee for fiscal 2016. At the end of fiscal 2016, our Chief Executive Officer provided an executive summary to the Compensation Committee, which summarized our achievements with respect to each such corporate goal. The Compensation Committee determined whether the corporate goals were met and whether Discretionary Performance Awards would be made.

For fiscal 2016, the corporate goals included: (i) the execution of our plan to increase infrared capacity and reduce our costs with respect to our infrared lenses; (ii) the expansion, improvement, and reorganization our sales and marketing organization; (iii) increased investor awareness; and (iv) the identification of potential acquisition growth targets.

After reviewing our Chief Executive Officer’s executive summary, the Compensation Committee determined that for fiscal 2016, each named executive officer met the corporate goals established with respect to the Discretionary Performance Award. Accordingly, under the formula used to calculate each named executive officer’s Discretionary Performance Award bonus (Discretionary Baseline x 100%, if the goals are met), each named executive officer earned a Discretionary Performance Award as follows:

Participant	Discretionary Baseline ($)	Total Amount Earned ($)
J. James Gaynor	70,000	70,000
Dorothy Cipolla	47,500	47,500
Alan Symmons	50,000	50,000

Payment of Awards

Corporate Performance Awards are paid 50% in cash and 50% in stock options; however, the Compensation Committee retains the discretion to adjust the percentage of the Corporate Performance Award paid in cash and stock options prior to payment.

The Discretionary Performance Awards are stock option grants, which vest in four equal annual installments beginning on the first anniversary of the grant date, and have an exercise price equal to the closing stock price on the day before the grant date plus a premium of 15%. The dollar amount of the award will be divided by the Black-Scholes-Merton value per share to determine the number of stock options to be issued.

2015 Incentive Bonus Program

Our fiscal 2015 incentive bonus program was solely comprised of awards based on the achievement of specific corporate fiscal year financial objectives (the “2015 Performance Award”).

The fiscal 2015 incentive bonus program included different levels of bonus opportunity based on a participant’s position with the Company. For fiscal 2015, Mr. Gaynor was the sole “level one” participant and Ms. Cipolla and Mr. Symmons were the “level two” participants. Bonus opportunities for level one and level two participants for fiscal 2015 were calculated by applying designated portions of their respective annual base salary amounts (the “Potential Baseline”) to formulas for the 2015 Performance Award. For fiscal 2015, 100% of Mr. Gaynor’s base salary was used to calculate his 2015 Performance Award. For fiscal 2015, 75% of Ms. Cipolla’s and Mr. Symmons’ respective base salary amounts were used to calculate their respective 2015 Performance Awards. Accordingly, the Potential Baseline was $280,000, $142,500, and $150,000 for Mr. Gaynor, Ms. Cipolla, and Mr. Symmons, respectively.

The 2015 Performance Awards were based on three performance goals specified by the Compensation Committee at the time the bonus program was established for fiscal 2015: (i) revenues; (ii) gross margin; and (iii) EBITDA.

The maximum 2015 Performance Award bonus opportunity was based on the revenue performance goal, varying from a potential bonus opportunity of 25% of the Potential Baseline, if we had revenues equal to $12.2 million, to a potential bonus opportunity of 100% of the Potential Baseline, if we had revenues equal to or exceed $13.5 million. Our revenues in fiscal 2015 were approximately $13.7 million, and, therefore the revenue performance goal was met at 100%. Accordingly, each named executive officer’s maximum 2015 Performance Award bonus opportunity was equal to 100% of their respective Potential Baselines (the “2015 Baseline”). The 2015 Baseline was $280,000, $142,500, and $150,000 for Mr. Gaynor, Ms. Cipolla, and Mr. Symmons, respectively.

The portion of the 2015 Baseline earned was determined by the achievement of certain gross margin and EBITDA performance goals, with each performance goal tied to 50% of the 2015 Baseline. The gross margin component was based on achieving a gross margin percentage of 44%. If our gross margin percentage was below the target, then no amount was earned. If our gross margin percentage for fiscal 2015 equaled or exceeded the target, then the named executive officers earned a bonus equal to such officer’s 2015 Baseline multiplied by 50%. For fiscal 2015, our actual gross margin percentage equaled 44%. Accordingly, under the formula used to calculate each named executive officer’s gross margin component (2015 Baseline x 50%), Mr. Gaynor earned $140,000, Ms. Cipolla earned $71,250, and Mr. Symmons earned $75,000.

The EBITDA component was based on achieving EBITDA of $950,000. If EBITDA was below the target, then no amount was earned. If EBITDA for fiscal 2015 equaled or exceeded the target, then the named executive officers earned a bonus equal to such officer’s 2015 Baseline multiplied by 50%. For fiscal 2015, our actual EBITDA equaled ($144,272). Accordingly, we did not meet the EBITDA goal.

The following table sets forth (i) each named executive officer’s base salary for fiscal 2015, (ii) the percentage of base salary, and the corresponding dollar amount used in the calculation of the 2015 Performance Award bonus, (iii) the 2015 Baseline, and (iv) the amount earned with respect to the gross margin component and the EBITDA component:

Participant	Total 2015 Base Salary ($)	Base Salary for 2015 Performance Award Calculation (%)	Potential Baseline ($)	2015 Baseline ($)	Gross Margin Component ($)	EBITDA Component ($)
J. James Gaynor	280,000	100	280,000	280,000	140,000	—
Dorothy Cipolla	190,000	75	142,500	142,500	71,250	—
Alan Symmons	200,000	75	150,000	150,000	75,000	—

Payments of Awards

The 2015 Performance Awards were paid 50% in cash and 50% in stock options. The Compensation Committee retained the discretion to adjust the percentage of the 2015 Performance Award paid in cash and stock options prior to payment; however, the Compensation Committee did not exercise such discretion.

The stock options vested immediately upon issuance. The exercise price equaled the closing stock price on the day before the grant date. The dollar amount of the award was divided by the Black-Scholes-Merton value per share to determine the number of stock options that were issued.

Summary Compensation Table

The following table sets forth certain compensation awarded to, earned by or paid to (i) our Chief Executive Officer and (ii) our two other most highly compensated executive officers serving as executive officers at the end of fiscal 2016, which includes our Chief Financial Officer. We did not have any individuals for whom disclosure would have been required but for the fact that the individual was not serving as an executive officer as of the end of fiscal 2016.

Name and Position	Fiscal Year	Salary ($)		Option Awards ($) (1)		Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($) (2)	Total ($)
(a)	(b)	(c)		(f)		(g)		(i)	(j)
J. James Gaynor	2016	285,385	(3)	237,110	(4)	138,188	(4)	—	660,683
President & Chief Executive Officer	2015	285,435		128,067	(5)	70,000	(5)	—	483,502
Dorothy M. Cipolla	2016	190,000	(6)	79,438	(4)	46,885	(4)	—	316,323
Chief Financial Officer, Treasurer & Secretary	2015	193,704		53,016	(5)	35,625	(5)	—	282,345
Alan Symmons	2016	200,000	(7)	83,156	(4)	49,353	(4)	—	332,509
Executive Vice President of Operations	2015	189,954		65,721	(5)	37,500	(5)	—	293,175

Notes:

(1) For valuation assumptions on stock option awards refer to Note 8 to the Consolidated Financial Statements included as part of the Annual Report on Form 10-K for fiscal 2016, a copy of which has been provided with this Proxy Statement. The disclosed amounts reflect the fair value of the stock option awards that were earned during fiscal years ended June 30, 2016 and 2015 in accordance with FASB ASC Topic 718.

(2) Other Compensation, as defined by SEC rules does not include the amounts that qualify under the applicable de minimis rule for all periods presented. The de minimis rule does not require reporting of perquisites and other compensation that totals less than $10,000 in the aggregate. The nature of these compensatory items include our contribution toward the premium costs for employee and dependent medical, life, and disability income insurances, benefits generally available to our employees.

(3) Mr. Gaynor’s base salary was 43% of his total compensation for fiscal 2016 and 59% of his total compensation for fiscal 2015.

(4) Based on the achievement of certain criteria, the named executive officers partially earned their respective incentive bonus awards for fiscal 2016. Pursuant to the terms of the Plan, the earned portion of each named executive officer’s award is to be paid out 50% in cash and 50% in stock option awards; however, even though the awards were earned for fiscal 2016, neither the cash portion nor the stock option portion were paid in fiscal 2016. The Compensation Committee retains the discretion to adjust the portion of the award that will be paid in cash and the portion that will be paid in stock options. In the event the Compensation Committee exercises its discretion to adjust the portion of the award that is paid in cash and stock options, we will file a Form 8-K to disclose such adjustment. For additional information, please see “Discussion of Summary Compensation Table of Named Executive Officers” below.

(5) Based on the achievement of certain criteria, the named executive officers partially earned their respective incentive bonus awards for fiscal 2015. Pursuant to the terms of the Plan, the earned portion of each named executive officer’s award was paid out 50% in cash and 50% in stock option awards; however, neither the cash portion nor the stock option portion was paid in fiscal 2015. For additional information, please see “Discussion of Summary Compensation Table of Named Executive Officers” below.

(6) Ms. Cipolla’s base salary was 60% of her total compensation for fiscal 2016 and 69% of her total compensation for fiscal 2015.

(7) Mr. Symmon’s base salary was 60% of his total compensation for fiscal 2016 and 65% of his total compensation for fiscal 2015.

Narrative Discussion of Summary Compensation Table of Executive Officers

The following is a narrative discussion of the material information that we believe is necessary to understand the information disclosed in the foregoing Summary Compensation Table. The following narrative disclosure is separated into sections, with a separate section for each of our named executive officers.

With respect to fiscal 2016, each named executive officer received a base salary and incentive awards. Information on the specific components of executive compensation for fiscal 2016 can be found above under the heading “Fiscal 2016 Incentive Bonus Program.”

With respect to fiscal 2015, each named executive officer received a base salary and incentive awards. Information on the specific components of executive compensation for fiscal 2015 can be found above under the heading “Fiscal 2015 Incentive Bonus Program.”

Additional details regarding the stock options granted to each named executive officer is set forth below.

J. James Gaynor

Stock Option Grants (1)				Compensation Expense (2)
Grant Date	Number of Shares	Number of Vested Shares		Actual Fiscal 2015 $	Actual Fiscal 2016 $	Projected Fiscal 2017 $	Projected Fiscal 2018 $	Projected Fiscal 2019 $	Projected Fiscal 2020 $
11/3/2010	25,000	25,000	(3)	2,797	—	—	—	—	—
10/27/2011	40,000	40,000	(3)	6,992	1,747	—	—	—	—
10/25/2012	40,000	30,000	(3)	4,752	4,752	1,188	—	—	—
1/31/2013	13,000	9,750	(3)	1,355	1,355	677	—	—	—
10/31/2013	50,000	25,000	(3)	8,772	8,772	8,772	2,192	—	—
10/30/2014	50,000	12,500	(3)	6,330	8,439	8,439	8,439	2,109	—
10/29/2015	55,556	55,556	(4)	69,864	—	—	—	—	—
10/29/2015	23,000	—	(3)	—	3,146	4,194	4,194	4,194	1,048
				100,862	28,211	23,270	14,825	6,303	1,048

(1) This table does not include the stock options award equal to $208,188 that Mr. Gaynor earned, but that was not granted during fiscal 2016, based on the achievement of certain performance goals in fiscal 2016.

(2) Compensation expense for grants of stock options is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.

(3) Represents the number of shares vested as of June 30, 2016. One-fourth of the stock option shares vests on each of the first, second, third and fourth anniversaries of the grant date.

(4) Represents the number of shares vested as of June 30, 2016. The stock options, which were earned based on the achievement of certain performance goals in fiscal 2015, were granted in fiscal 2016 and vested immediately. The expense associated with such stock options was accrued in fiscal 2015.

Dorothy Cipolla

Stock Option Grants (1)				Compensation Expense (2)
Grant Date	Number of Shares	Number of Vested Shares		Actual Fiscal 2015 $	Actual Fiscal 2016 $	Projected Fiscal 2017 $	Projected Fiscal 2018 $	Projected Fiscal 2019 $	Projected Fiscal 2020 $
11/3/2010	9,000	9,000	(3)	1,007	—	—	—	—	—
10/27/2011	12,500	12,500	(3)	2,185	545	—	—	—	—
10/25/2012	12,500	9,375	(3)	1,485	1,485	371	—	—	—
1/31/2013	4,000	3,000	(3)	417	417	208	—	—	—
10/31/2013	15,000	7,500	(3)	2,632	2,632	2,632	658	—	—
10/30/2014	15,000	3,750	(3)	1,898	2,532	2,532	2,532	633	—
10/29/2015	28,274	28,274	(4)	35,556	—	—	—	—	—
10/29/2015	7,000	—	(3)	—	958	1,276	1,276	1,276	318
				45,180	8,569	7,019	4,466	1,909	318

(1) This table does not include the stock options award equal to $70,635 that Ms. Cipolla earned, but that was not granted during fiscal 2016, based on the achievement of certain performance goals in fiscal 2016.

(2) Compensation expense for grants of stock options is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.

(3) Represents the number of shares vested as of June 30, 2016. One-fourth of the stock option shares vests on each of the first, second, third and fourth anniversaries of the grant date.

(4) Represents the number of shares vested as of June 30, 2016. The stock options, which were earned based on the achievement of certain performance goals in fiscal 2015, were granted in fiscal 2016 and vested immediately. The expense associated with such stock options was accrued in fiscal 2015.

Alan Symmons

Stock Option Grants (1)			Compensation Expense (2)
Grant Date	Number of Shares	Number of Vested Shares		Actual Fiscal 2015 $	Actual Fiscal 2016 $	Projected Fiscal 2017 $	Projected Fiscal 2018 $	Projected Fiscal 2019 $	Projected Fiscal 2020 $
11/3/2010	7,000	7,000	(3)	784	—	—	—	—	—
10/27/2011	12,500	12,500	(3)	2,185	545	—	—	—	—
10/25/2012	12,500	9,375	(3)	1,485	1,485	371	—	—	—
1/31/2013	4,000	3,000	(3)	417	417	208	—	—	—
10/31/2013	15,000	7,500	(3)	2,632	2,632	2,632	658	—	—
10/30/2014	15,000	3,750	(3)	1,898	2,532	2,532	2,532	633	—
1/12/2015	10,000	2,500	(4)	787	1,572	1,572	1,569	784	—
10/29/2015	29,762	29,762	(3)	37,427	—	—	—	—	—
10/29/2015	7,000	—		—	958	1,276	1,276	1,276	318
				47,615	10,141	8,591	6,035	2,693	318

(1) This table does not include the stock options award equal to $74,353 that Mr. Symmons earned, but that was not granted during fiscal 2016, based on the achievement of certain performance goals in fiscal 2016.

(2) Compensation expense for grants of stock options is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.

(3) Represents the number of shares vested as of June 30, 2016. One-fourth of the stock option shares vests on each of the first, second, third and fourth anniversaries of the grant date.

(4) Represents the number of shares vested as of June 30, 2016. The stock options, which were earned based on the achievement of certain performance goals in fiscal 2015, were granted in fiscal 2016 and vested immediately. The expense associated with such stock options was accrued in fiscal 2015.

Potential Payments Upon Termination or Change-of-Control

Mr. Gaynor is our only named executive officer entitled to any payments upon termination. If Mr. Gaynor is terminated without cause, he is entitled to a severance payment equal to three months’ salary, as well as three months’ paid COBRA benefits.

All of our named executive officers are entitled to certain payments in the event of a change-of-control. The following table sets forth the change-of-control payments due to each of our named executive officers.

Executive Officer	Amount of Payment Upon A Change of Control (1)
J. James Gaynor (2)	$560,000
Dorothy Cipolla (3)	$47,500
Alan Symmons (3)	$50,000

(1) A change-of-control is defined as any of the following transactions occurring:

●	The dissolution or liquidation of the Company;

●	Our stockholders approve an agreement providing for a sale, lease or other disposition of all or substantially all of our assets and the transactions contemplated by such agreement are consummated;

●	A merger or a consolidation in which we are not the surviving entity;

●	Any person acquires the beneficial ownership of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors; and

●	The individuals who, prior to the transaction, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at lease fifty percent (50%) of the Board, except that if the election of or nomination for election by the stockholders of any new director was approved by a vote of at least fifty percent (50%) of the Incumbent Board, such new director shall be deemed to be a member of the Incumbent Board.

Notwithstanding the foregoing, a public offering of our common stock shall not be considered a change-of-control.

(2) Mr. Gaynor is entitled to twenty-four months’ compensation in the event of a change-of-control. Payments made pursuant to a change-of-control to Mr. Gaynor would be paid in a lump sum and would only be paid out in the event Mr. Gaynor was no longer employed by us. All of Mr. Gaynor’s unvested stock options immediately vest upon a change-of-control.

(3) Ms. Cipolla and Mr. Symmons are entitled to three months’ compensation in the event of a change-of-control. Payments made pursuant to a change-of-control to Ms. Cipolla or Mr. Symmons would occur according to our normal payroll schedule and would only be paid out in the event they were no longer employed by us.

Outstanding Equity Awards at Fiscal Year-End

(a) Name	(b) Number of Securities Underlying Unexercised Options (#) Exercisable	(c) Number of Securities Underlying Unexercised Options (#) Unexercisable	(e) Option Exercise Price ($)	Vesting Schedule	(f) Option Expiration Date
J. James Gaynor (1)	15,000	—	$3.47	2 year cliff	7/24/2016
	20,000	—	$4.80	25%/yr for 4 yrs	10/27/2016
	15,000	—	$3.05	25%/yr for 4 yrs	11/6/2017
	30,000	—	$2.10	25%/yr for 4 yrs	1/31/2018
	50,000	—	$2.66	25%/yr for 4 yrs	2/4/2020
	25,000	—	$2.69	25%/yr for 4 yrs	11/3/2020
	40,000	—	$1.39	25%/yr for 4 yrs	10/27/2021
	30,000	10,000	$0.98	25%/yr for 4 yrs	10/25/2022
	9,750	3,250	$0.87	25%/yr for 4 yrs	1/31/2023
	25,000	25,000	$1.41	25%/yr for 4 yrs	10/31/2023
	12,500	37,500	$1.37	25%/yr for 4 yrs	10/30/2024
	—	23,000	$1.48	25%/yr for 4 yrs	10/29/2025
	55,556	—	$1.48	immediate	10/29/2025
Dorothy Cipolla (2)	20,000	—	$4.80	25%/yr for 4 yrs	10/27/2016
	10,000	—	$3.05	25%/yr for 4 yrs	11/6/2017
	10,000	—	$2.66	25%/yr for 4 yrs	2/4/2020
	9,000	—	$2.69	25%/yr for 4 yrs	11/3/2020
	12,500	—	$1.39	25%/yr for 4 yrs	10/27/2021
	9,375	3,125	$0.98	25%/yr for 4 yrs	10/25/2022
	3,000	1,000	$0.87	25%/yr for 4 yrs	1/31/2023
	7,500	7,500	$1.41	25%/yr for 4 yrs	10/31/2023
	3,750	11,250	$1.37	25%/yr for 4 yrs	10/30/2024
	28,274	—	$1.48	immediate	10/29/2025
	—	7,000	$1.48	25%/yr for 4 yrs	10/29/2025
Alan Symmons (3)	5,000	—	$5.24	4 year cliff	10/18/2016
	5,000	—	$3.27	25%/yr for 4 yrs	12/3/2017
	10,000	—	$2.66	25%/yr for 4 yrs	2/4/2020
	7,000	—	$2.69	25%/yr for 4 yrs	11/3/2020
	12,500	—	$1.39	25%/yr for 4 yrs	10/27/2021
	9,375	3,125	$0.98	25%/yr for 4 yrs	10/25/2022
	3,000	1,000	$0.87	25%/yr for 4 yrs	1/31/2023
	7,500	7,500	$1.41	25%/yr for 4 yrs	10/31/2023
	3,750	11,250	$1.37	25%/yr for 4 yrs	10/30/2024
	2,500	7,500	$1.27	25%/yr for 4 yrs	1/12/2025
	29,762	—	$1.48	immediate	10/29/2025
	—	7,000	$1.48	25%/yr for 4 yrs	10/29/2025

(1) This table does not include the stock options award equal to $208,188 that Mr. Gaynor earned, but that was not granted in fiscal 2016, based on the achievement of certain performance goals in fiscal 2016.

(2) This table does not include the stock options award equal to $70,635 that Ms. Cipolla earned, but that was not granted in fiscal 2016, based on the achievement of certain performance goals in fiscal 2016.

(3) This table does not include the stock options award equal to $74,353 that Mr. Symmons earned, but that was not granted in fiscal 2016, based on the achievement of certain performance goals in fiscal 2016.

The stock options were issued pursuant to the Plan and have a ten-year life. The options will terminate 90 days after termination of employment, or in the case of termination due to death or permanent disability, the options will terminate one year after the date of termination.

DIRECTOR COMPENSATION

Director Compensation

The table below summarizes the compensation paid by us to non-employee directors for fiscal 2016. Dr. Zhu served as a director during fiscal 2016; however, he resigned effective September 6, 2016.

Name (1)	Fees Earned or Paid in Cash ($)(2)		Stock Awards ($)(3)	All Other Compensation ($)		Total ($)
(a)	(b)		(c)	(g)		(h)
Robert Ripp	$94,000		$50,001	$—		$144,001
Sohail Khan	$34,000		$50,001	$—		$84,001
Dr. Steven Brueck	$30,000		$50,001	$—		$80,001
Louis Leeburg	$38,000		$50,001	$—		$88,001
M. Scott Faris	$30,000		$50,001	$—		$80,001
Dr. Xudong Zhu	$30,000		$50,001	$—		$80,001
Craig Dunham	$7,500	(5)	$—	$72,501	(6)	$80,001

(1) J. James Gaynor, our President and Chief Executive Officer during fiscal 2016, is not included in this table as he was an employee, and, thus, received no compensation for his services as a director. The compensation received by Mr. Gaynor as an employee is disclosed in the Summary Compensation Table on page 25.

(2) Total fees earned for fiscal 2016 includes all fees earned, including earned but unpaid fees. The amounts of unpaid fees for each director are as follows: Mr. Ripp - $23,500, Mr. Leeburg - $9,500, Dr. Brueck - $7,500, Mr. Khan - $8,500, Mr. Faris - $7,500, Dr. Zhu - $7,500 and Mr. Dunham - $7,500.

(3) Reflects the fair value amount of the restricted stock units granted for the fiscal year ended June 30, 2016 in accordance with ASC Topic 718.

(4) Dr. Zhu resigned effective as of September 6, 2016.

(5) Mr. Dunham was appointed as a director in April 2016; therefore, the amount reflects solely the compensation paid to Mr. Dunham as a director.

(6) Mr. Dunham served as a consultant to the Board starting in March 2014 until he was appointed to the Board in April 2016 and was paid compensation equal to our Board members during this period. The amount reflects compensation paid to Mr. Dunham as a consultant, of which $22,500 was paid in cash and $50,001 was paid in restricted stock units.

Discussion of the Summary Compensation Table of Directors

The following is a discussion of the material information that we believe is necessary to understand the information disclosed in the Summary Compensation Table. We use a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on our Board. In setting director compensation, we consider the significant amount of time that directors expend in fulfilling their duties as a director as well as the skill-level required by us of members of our Board.

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Cash Compensation Paid to Board Members

During fiscal 2016, directors received a monthly retainer of $2,500. There are no meeting attendance fees paid unless, by action of the Board, such fees are deemed advisable due to a special project or other effort requiring extra-normal commitment of time and effort. Additionally, fees are paid to the Chairman of the Board and Committee Chairmen for their additional responsibilities in overseeing their respective functions. The following table sets forth the annual fees paid to each director for fiscal 2016:

Name	Board Fee	Chairman Fee	Committee Chair Fee	Total Fees Earned for Fiscal Year 2015
Robert Ripp	$30,000	$60,000	$4,000	$94,000
J. James Gaynor (1)	$—			$—
Sohail Khan	$30,000		$4,000	$34,000
Steven Brueck	$30,000			$30,000
Louis Leeburg	$30,000		$8,000	$38,000
M. Scott Faris	$30,000			$30,000
Xudong Zhu (2)	$30,000			$30,000
Craig Dunham (3)	$30,000			$30,000

(1) Mr. Gaynor did not receive any compensation for his service as a director because he is also an employee.

(2) Dr. Zhu resigned as a director effective September 6, 2016.

(3) Mr. Dunham joined the Board in April 2016. Accordingly, Mr. Dunham was only entitled to Board fees of $7,500 for the fourth quarter of fiscal 2016. The remaining $22,500 was earned in his capacity as a consultant to the Board.

Stock Option/Restricted Stock Program

All directors are eligible to receive equity incentives under the Plan, including stock options, restricted stock awards or units. In fiscal 2016, the following directors received grants under the Plan:

	Restricted Stock Units
Name of Director (1)	Number of Units Granted	Grant Date	Fair Value Price Per Share
Dr. Steven Brueck	33,785	10/29/2015	$1.48
Sohail Khan	33,785	10/29/2015	$1.48
Louis Leeburg	33,785	10/29/2015	$1.48
Robert Ripp	33,785	10/29/2015	$1.48
M. Scott Faris	33,785	10/29/2015	$1.48
Dr. Xudong Zhu	33,785	10/29/2015	$1.48
Craig Dunham (2)	33,785	10/29/2015	$1.48
	236,495

(1) Mr. Gaynor did not receive any compensation for his service as a director because he is also an employee.

(2) Mr. Dunham joined the Board in April 2016, and, prior to that, served as a consultant to our Board. The restricted stock units were granted to Mr. Dunham as compensation for his consulting services.

Additional details regarding the restricted stock units granted to each director, other than Mr. Gaynor, is set forth below.

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Robert Ripp

Restricted Stock Unit			Compensation Expense (1)
Grant Date	Number of Shares	Number of Vested Shares (2)	Actual Fiscal 2015 $	Actual Fiscal 2016 $	Projected Fiscal 2017 $	Projected Fiscal 2018 $	Projected Fiscal 2019 $
10/27/2011	29,000	29,000	3,358	—	—	—	—
1/31/2013	40,000	40,000	11,534	5,766	—	—	—
10/31/2013	35,460	23,640	16,692	16,692	4,173	—	—
10/30/2014	36,500	12,167	12,457	16,607	16,608	4,151	—
10/29/2015	33,785	—	—	12,501	16,668	16,668	4,165
			44,041	51,566	37,449	20,819	4,165

Positions: Chairman of the Board, Compensation Committee Chairman, Nominating and Corporate Governance Committee Chairman

Committees: Compensation, Finance, and Nominating and Corporate Governance Committees

(1) Compensation expense for grants of restricted stock units is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.

(2) The number of shares vested are as of June 30, 2016. One-third of the restricted stock unit shares vests on each of the first, second and third anniversaries of the grant date.

Sohail Khan

Restricted Stock Unit			Compensation Expense (1)
Grant Date	Number of Shares	Number of Vested Shares (2)	Actual Fiscal 2015 $	Actual Fiscal 2016 $	Projected Fiscal 2017 $	Projected Fiscal 2018 $	Projected Fiscal 2019 $
10/27/2011	29,000	29,000	3,358	—	—	—	—
1/31/2013	40,000	40,000	11,534	5,766	—	—	—
10/31/2013	35,460	23,640	16,692	16,692	4,173	—	—
10/30/2014	36,500	12,167	12,457	16,607	16,608	4,151	—
10/29/2015	33,785	—	—	12,501	16,668	16,668	4,165
			44,041	51,566	37,449	20,819	4,165

Positions: Finance Committee Chairman

Committees: Finance, Compensation, and Nominating and Corporate Governance Committees

(1) Compensation expense for grants of restricted stock units is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.

(2) The number of shares vested are as of June 30, 2016. One-third of the restricted stock unit shares vests on each of the first, second and third anniversaries of the grant date.

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Dr. Steven Brueck

Restricted Stock Unit			Compensation Expense (1)
Grant Date	Number of Shares	Number of Vested Shares (2)	Actual Fiscal 2015 $	Actual Fiscal 2016 $	Projected Fiscal 2017 $	Projected Fiscal 2018 $	Projected Fiscal 2019 $
10/27/2011	29,000	29,000	3,358	—	—	—	—
1/31/2013	40,000	40,000	11,534	5,766	—	—	—
10/31/2013	35,460	23,640	16,692	16,692	4,173	—	—
10/30/2014	36,500	12,167	12,457	16,607	16,608	4,151	—
10/29/2015	33,785	—	—	12,501	16,668	16,668	4,165
			44,041	51,566	37,449	20,819	4,165

Committees: Audit Committee

(1) Compensation expense for grants of restricted stock units is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.

(2) The number of shares vested are as of June 30, 2016. One-third of the restricted stock unit shares vests on each of the first, second and third anniversaries of the grant date.

Louis Leeburg

Restricted Stock Unit			Compensation Expense (1)
Grant Date	Number of Shares	Number of Vested Shares (2)	Actual Fiscal 2015 $	Actual Fiscal 2016 $	Projected Fiscal 2017 $	Projected Fiscal 2018 $	Projected Fiscal 2019 $
10/27/2011	29,000	29,000	3,358	—	—	—	—
1/31/2013	40,000	40,000	11,534	5,766	—	—	—
10/31/2013	35,460	23,640	16,692	16,692	4,173	—	—
10/30/2014	36,500	12,167	12,457	16,607	16,608	4,151	—
10/29/2015	33,785	—	—	12,501	16,668	16,668	4,165
			44,041	51,566	37,449	20,819	4,165

Positions: Audit Committee Chairman

Committees: Audit, Finance, Nominating and Corporate Governance, and Compensation Committees

(1) Compensation expense for grants of restricted stock units is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.

(2) The number of shares vested are as of June 30, 2016. One-third of the restricted stock unit shares vests on each of the first, second and third anniversaries of the grant date.

M. Scott Faris

Restricted Stock Unit			Compensation Expense (1)
Grant Date	Number of Shares	Number of Vested Shares (2)	Actual Fiscal 2015 $	Actual Fiscal 2016 $	Projected Fiscal 2017 $	Projected Fiscal 2018 $	Projected Fiscal 2019 $
12/23/2011	15,000	15,000	2,061	—	—	—	—
1/31/2013	40,000	40,000	11,534	5,766	—	—	—
10/31/2013	35,460	23,640	16,692	16,692	4,173	—	—
10/30/2014	36,500	12,167	12,457	16,607	16,608	4,151	—
10/29/2015	33,785	—	—	12,501	16,668	16,668	4,165
			42,744	51,566	37,449	20,819	4,165

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Committees: Audit Committee

(1) Compensation expense for grants of restricted stock units is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.

(2) The number of shares vested are as of June 30, 2016. One-third of the restricted stock unit shares vests on each of the first, second and third anniversaries of the grant date.

Craig Dunham (1)

Restricted Stock Unit Grants			Compensation Expense (2)
Grant Date	Number of Shares	Number of Vested Shares (3)	Actual Fiscal 2015 $	Actual Fiscal 2016 $	Projected Fiscal 2017 $	Projected Fiscal 2018 $	Projected Fiscal 2019 $
10/30/2014	36,500	12,167	12,457	16,607	16,608	4,151	—
10/29/2015	33,785	—	—	12,501	16,668	16,668	4,165
			$12,457	$29,108	$33,276	$20,819	$4,165

Committees: Audit Committee

(1) Mr. Dunham served as a consultant to the Board from March 2014 until April 2016. In April 2016, he was appointed as a director. During the time period Mr. Dunham served as a consultant to the Board, he earned compensation equivalent to the compensation paid to the directors. The amounts disclosed include the compensation he earned as a consultant and director.

(2) Compensation expense for grants of restricted stock units is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.

(3) The number of shares vested are as of June 30, 2016. One-third of the restricted stock unit shares vests on each of the first, second and third anniversaries of the grant date.

Xudong Zhu (1)

Restricted Stock Unit Grants			Compensation Expense (2)
Grant Date	Number of Shares	Number of Vested Shares(3)	Actual Fiscal 2015 $	Actual Fiscal 2016 $	Projected Fiscal 2017 $	Projected Fiscal 2018 $	Projected Fiscal 2018 $
10/29/2015	33,785	—	—	12,501	16,668	16,668	4,165

Committees: Finance Committee

(1) Dr. Zhu served as a director and a member of the Finance Committee during fiscal 2016. He resigned effective September 6, 2016.

(2) Compensation expense for grants of restricted stock units is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.

(3) The number of shares vested are as of June 30, 2016. One-third of the restricted stock unit shares ordinarily vest on each of the first, second and third anniversaries of the grant date; however, all of Dr. Zhu’s restricted stock unit shares vested immediately upon his resignation from the Board.

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Equity Compensation Plan Information

The following table sets forth as of June 30, 2016, the end of our most recent fiscal year, information regarding (i) all compensation plans previously approved by our stockholders and (ii) all compensation plans not previously approved by our stockholders:

Equity Compensation Plans

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise and grant price of outstanding options, warrants and rights	Number of securities remaining available for future issuance

Equity compensation plans approved by security holders	3,915,625	$1.90	1,139,429
Equity compensation plans not approved by security holders	—	—	—

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ITEM NO. 2

STOCKHOLDER ADVISORY VOTE ON THE COMPENSATION

OF OUR NAMED EXECUTIVE OFFICERS DISCLOSED IN THE PROXY STATEMENT

UNDER THE SECTION TITLED “EXECUTIVE COMPENSATION”, INCLUDING THE COMPENSATION TABLES AND OTHER NARRATIVE EXECUTIVE COMPENSATION DISCLOSURES THEREIN, REQUIRED BY ITEM 402 OF SEC REGULATION S-K

We believe executive compensation is an important matter for the Company’s stockholders. A fundamental principle of the Company’s executive compensation philosophy and practice continues to be to pay for performance. An executive officer’s compensation package is comprised of two components: (i) a base salary, which reflects individual performance and expertise; and (ii) incentive awards, tied to the achievement of certain performance goals that the Compensation Committee establishes from time to time for the Company. We believe that this type of compensation program is consistent with the Company’s strategy, competitive practice, sound corporate governance principles, and stockholder interests and concerns. We urge you to read this Proxy Statement for additional details on the Company’s executive compensation, including the Company’s compensation philosophy and objectives and the fiscal year 2016 compensation of the named executive officers.

This proposal, commonly known as a “say-on-pay” proposal, gives you the opportunity to endorse or not endorse our executive pay philosophy, policies and procedures. This vote is intended to provide an overall assessment of our executive compensation program rather than focus on any specific item of compensation. Given the information provided above and elsewhere in this Proxy Statement, the Board asks you to approve the following resolution:

“RESOLVED, that the Company’s stockholders approve the compensation of the Company’s named executive officers described in the Proxy Statement under the section titled “Executive Compensation”, including the compensation tables and other narrative executive compensation disclosures therein, required by Item 402 of Regulation S-K.”

As an advisory vote, this proposal is non-binding on the Company. However, the Board and the Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

THE BOARD RECOMMENDS VOTING “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS DISCLOSED IN THIS PROXY STATEMENT UNDER THE SECTION TITLED “EXECUTIVE COMPENSATION”, INCLUDING THE COMPENSATION TABLES AND OTHER NARRATIVE EXECUTIVE COMPENSATION DISCLOSURES THEREIN, REQUIRED BY ITEM 402 OF SEC REGULATION S-K

36

ITEM NO. 3

ADVISORY VOTE ON FREQUENCY THAT STOCKHOLDER ADVISORY VOTES TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS WILL BE TAKEN

As discussed above in Item No. 2, executive compensation is an important matter for the Company’s stockholders. Companies are required to provide a separate stockholder advisory vote once every six years to determine whether the stockholders’ say-on-pay vote should occur every year, every two years, or every three years. We believe that approval of executive compensation should occur every three years, as stockholder feedback on executive compensation would be more useful if the success of our compensation program is judged over a period of time.

We are asking stockholders to vote on whether the say-on-pay vote should occur every year, every two years, or every three years. As an advisory vote, this proposal is non-binding on the Company. However, the Board values the opinions of our stockholders and will consider the outcome of the vote when determining how often a say-on-pay advisory vote of the stockholders should be taken.

THE BOARD RECOMMENDS VOTING THAT THE FREQUENCY THAT STOCKHOLDER ADVISORY VOTES TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS SHOULD OCCUR “EVERY THREE YEARS”

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ITEM NO. 4

RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANT

It is the responsibility of the Audit Committee to select and retain our independent public accountants. Our Audit Committee has appointed BDO USA LLP (“BDO”) as our independent public accountant for the Company’s fiscal year ending June 30, 2017. Although stockholder ratification of the Audit Committee’s selection of our independent public accountants is not required by our Bylaws or otherwise, we are submitting the selection of BDO to stockholder ratification so that our stockholders may participate in this important corporate decision. If not ratified, the Audit Committee will reconsider the selection, although the Audit Committee will not be required to select different independent public accountants for the Company.

As previously disclosed by us in a Current Report on Form 8-K filed on August 5, 2015 with the SEC, on August 1, 2015, we were notified that effective August 1, 2015, the accounting practice of Cross, Fernandez and Riley LLP (“CFR”), our former independent public accountant, was combined with BDO, and as a result, CFR’s professional employees and partners joined BDO either as employees or partners. Accordingly, effective August 1, 2015, CFR resigned as our independent public accountants and with the approval of the Audit Committee, BDO was engaged as our independent public accountant for the year ended June 30, 2015, in connection with the audit of our financial statements, and the review of our quarterly reports for fiscal 2016.

Prior to engaging BDO, we did not consult with BDO regarding (a) the application of accounting principles to a specific completed or contemplated transaction regarding the type of audit opinions that might be rendered by BDO on our financial statements, and BDO did not provide any written or oral advice that was an important factor considered by us in reaching a decision as to any such accounting, auditing, or financial reporting issue, or (b) a disagreement or reportable event as described under Item 304(a)(2)(11) of Regulation S-K.

The report of independent registered public accounting firm of CFR regarding our financial statements for the fiscal year ended June 30, 2014 and 2013 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended June 30, 2014 and 2015, and during the interim period from the end of the most recently completed fiscal year through August 1, 2015, the date of resignation, there were no (a) disagreements as described under Item 304(a)(i)(iv) or Regulation S-K, with CFR on any matter or accounting principles or disagreements, if not resolved to the satisfaction of CFR would have caused it to make reference to such disagreement in its report, or (b) reportable events, as described under Item 304(a)(i)(v) of Regulation S-K.

Representatives of BDO will be present at the Annual Meeting and will have an opportunity to make a statement and respond to questions from stockholders present at the meeting.

The following table presents fees paid or to be paid for professional audit services rendered by CFR and BDO for the audit of our annual financial statements during the years ended June 30, 2016 and 2015, review of financial statements included in our quarterly reports during the years ended June 30, 2016 and 2015, and fees billed for other services rendered by CFR or BDO, as applicable:

	Fiscal 2016	Fiscal 2015
	BDO	BDO	CFR
Audit Fees (1)	$117,645	$30,975	$76,650
Audit-Related Fees	—	—	—
Tax Fees	—	—	—
All Other Fees (2)	199,981	—	—
Total All Fees	$317,626	$30,975	$76,650

38

(1)       Audit Fees consisted of fees billed for professional services rendered for the audit of our annual financial statements and review of the interim financial statements included in quarterly reports, and review of other documents filed with the SEC within those fiscal years.

(2)       Other fees in fiscal 2016 pertained to work performed concerning the due diligence and audit of ISP Optics Corporation (“ISP”). We entered into a Stock Purchase Agreement, by and among ISP, the stockholders of ISP, and us, pursuant to which we will acquire all of the outstanding common stock of ISP upon satisfaction of certain closing conditions.

The Audit Committee has adopted policies and procedures to oversee the external audit process including engagement letters, estimated fees and solely pre-approving all permitted audit and non-audit work performed by CFR or BDO, as applicable. The Audit Committee has pre-approved all fees for audit and non-audit work performed.

THE BOARD RECOMMENDS VOTING “FOR”

THE RATIFICATION OF BDO AS OUR INDEPENDENT PUBLIC ACCOUNTANT FOR THE FISCAL YEAR ENDING JUNE 30, 2017

39

OTHER BUSINESS

The Board is not aware of any other business to be considered or acted upon at the Annual Meeting of Stockholders other than that for which notice is provided in this proxy statement and the accompanying notice. In the event any other matters properly come before the Annual Meeting, it is expected that the shares represented by proxy will be voted with respect thereto in accordance with the judgment of the persons voting them.

2016 ANNUAL REPORT ON FORM 10-K

Copies of our Annual Report for 2016, which contains our Form 10-K, as amended, for the fiscal year ended June 30, 2016, and consolidated financial statements, as filed with the SEC, have been included in this mailing. Additional copies may be obtained without charge to stockholders upon written request to Investor Relations at 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826. In addition, copies of this document, the Annual Report and all other documents filed electronically by us may be reviewed and printed from the SEC’s website at: http://www.sec.gov.

By Order of the Board of Directors,

J. James Gaynor

President & Chief Executive Officer
Orlando, Florida
December 16, 2016

40

PROXY

ANNUAL MEETING OF STOCKHOLDERS
LIGHTPATH TECHNOLOGIES, INC.
January 26, 2017

This Proxy is solicited and proposed by the Board of Directors of LightPath Technologies, Inc.,
which recommends that you vote FOR Items 1, 2, 4 and every 3 years for Item 3.

The undersigned hereby appoints Robert Ripp (the “Proxy”), with power of substitution, to vote on the following matters, which may properly come before the Annual Meeting of Stockholders of LightPath Technologies, Inc. to be held on Thursday, January 26, 2017 at 11:00 a.m. EST at the Hyatt Regency Orlando International Airport Hotel, 9300 Airport Boulevard, Orlando, Florida 32827, and at any adjournment or postponement thereof. The Proxy shall cast votes according to the number of shares of Class A common stock of the Company that the undersigned may be entitled to vote with respect to the matters set forth below, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at the Annual Meeting, and hereby ratifies and confirms all that said Proxy may lawfully do by virtue hereof and thereof.

IMPORTANT - THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

Important Notice Regarding the Availability of

Proxy Materials for the Annual Meeting:

The Annual Report & Proxy Statement are available at
http://www.viewproxy.com/lightpath/2017.

Item No. 1: To approve the election of the Class I Directors.

The nominees are:	FOR	WITHHOLD

01 Robert Ripp	☐	☐

02 J. James Gaynor	☐	☐

Item No. 2: To hold a stockholder advisory vote on the compensation of our named executive officers disclosed in the proxy statement under the section titled “Executive Compensation,” including the compensation tables and other narrative executive compensation disclosures therein, required by Item 402 of Securities and Exchange Commission Regulation S-K.

☐ FOR	☐ AGAINST	☐ ABSTAIN

CONTROL NUMBER

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

Item No. 3: To hold a stockholder advisory vote on the frequency that stockholder advisory votes to approve the compensation of our named executive officers will be taken.

  ☐  EVERY 1 YEAR  ☐ EVERY 2 YEARS  ☐ EVERY 3 YEARS  ☐ ABSTAIN

Item No. 4: To ratify the selection of BDO USA LLP as independent public accountant.

☐  FOR      ☐  AGAINST      ☐  ABSTAIN

In his/her discretion, the proxy is authorized to vote on such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

If you plan to attend the Annual Meeting, please check here ☐

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR ALL ITEMS UNDER ITEM NOS. 1, 2, 4 AND EVERY 3 YEARS FOR ITEM 3.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company and the Proxy Statement dated December 16, 2016 and a copy of the Company’s Annual Report on Form 10-K for the year ended June 30, 2016.

Date:_______________________________________________________  , 2016

Signature: ________________________________________________________

Signature (Joint Owners): ____________________________________________

NOTE: Signature should agree with name on stock certificate as printed hereon. Executors, administrators, trustees and other fiduciaries should so indicate when signing.

PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY
USING THE ENCLOSED POSTAGE PAID ENVELOPE. THANK YOU.

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone

INTERNET	TELEPHONE	MAIL
Vote Your Proxy on the Internet:	Vote Your Proxy by Phone:	Vote Your Proxy by Mail:

Go to www.cesvote.com	Call 1 (888) 693-8683

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.	Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

LIGHTPATH TECHNOLOGIES, INC.

Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Stockholders to be held on January 26, 2017

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement, Annual Report on Form 10-K are available at http://www.viewproxy.com/lightpath/2017

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before January 18, 2017 to facilitate timely delivery.

Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON.

To the Stockholders of LIGHTPATH TECHNOLOGIES, INC.

Notice is hereby given that the Annual Meeting of Stockholders of LightPath Technologies, Inc. will be held on Thursday, January 26, 2017 at 11:00 a.m. EST at the Hyatt Regency Orlando International Airport Hotel, 9300 Airport Boulevard, Orlando, Florida 32827, for the following purposes:

Item No. 1: To approve the election of the Class I Directors:
(01) Robert Ripp (02) J. James Gaynor

Item No. 2: To hold a stockholder advisory vote on the compensation of our named executive officers disclosed in the proxy statement under the section titled “Executive Compensation,” including the compensation tables and other narrative executive compensation disclosures therein, required by Item 402 of Securities and Exchange Commission Regulation S-K.

Item No. 3: To hold a stockholder advisory vote on the frequency that stockholder advisory votes to approve the compensation of our named executive officers will be taken.

Item No. 4: To ratify the selection of BDO USA LLP as independent public accountant.

This Proxy is solicited and proposed by the Board of Directors of LightPath Technologies, Inc.,
which recommends that you vote FOR Items 1, 2, 4 and every 3 years for Item 3.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet.

Material for this annual meeting and future meetings may be requested by one of the following methods:

To view your proxy materials online, go to http://www.viewproxy.com/lightpath/2017

Have the 11 digit control number available when you access the website and follow the instructions.

877-777-2857 TOLL FREE

requests@viewproxy.com

* If requesting material by e-mail, please send a blank e-mail with the company name and your 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

You must use the 11 digit control number located in the box below.

CONTROL NO.

LIGHTPATH TECHNOLOGIES, INC.

Hyatt Regency Orlando International Airport Hotel, 9300 Airport Boulevard, Orlando, Florida 32827

The following proxy materials are available to you for review at:

http://www.viewproxy.com/lightpath/2017

Proxy Statement

2016 Annual Report on 10-K

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically.

You must reference your control number to vote by Internet or request a paper copy of the proxy materials.

You May Vote Your Proxy When You View The Materials On The Internet

You Will Be Asked To Follow The Prompts To Vote Your Shares

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

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or

By logging onto http://www.viewproxy.com/lightpath/2017
or

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